                                                         EXHIBIT 10.38



                             AMENDED AND RESTATED

                              FIXED PRICE CONTRACT

                                     BETWEEN

                              PANAMSAT CORPORATION

                                       AND

                      HUGHES SPACE & COMMUNICATIONS COMPANY

                                       FOR

                              PAS 1R & PAS 9 HS702

                 SPACECRAFT, RELATED SERVICES AND DOCUMENTATION

                             CONTRACT No. 97-HCG-001

                               TABLE OF CONTENTS

                                                                           PAGE

ARTICLE 1.      EXHIBITS AND INCORPORATIONS..................................2

ARTICLE 2.      ORDER OF PRECEDENCE..........................................3

ARTICLE 3.      SPACECRAFT, DOCUMENTATION AND RELATED SERVICES...............4

ARTICLE 4.      DELIVERABLES AND SCHEDULE....................................7

ARTICLE 5.      PRICE.......................................................12

ARTICLE 6.      PAYMENTS....................................................14

ARTICLE 7.      SPACECRAFT LAUNCH DATE......................................35

ARTICLE 8.      BUYER-FURNISHED ITEMS.......................................37

ARTICLE 9.      INSPECTION AND ACCEPTANCE...................................44

ARTICLE 10.     ACCESS TO WORK IN PROCESS...................................46

ARTICLE 11.     TERMINATION FOR DEFAULT; LIMITATION OF LIABILITY............47

ARTICLE 12.     EXCUSABLE DELAYS............................................49

ARTICLE 13.     AMENDMENTS..................................................51

ARTICLE 14.     TERMINATION FOR CONVENIENCE.................................52

ARTICLE 15.     TITLE AND RISK OF LOSS......................................56

ARTICLE 16.     SPACECRAFT WARRANTY.........................................60

ARTICLE 17.     INDEMNIFICATION.............................................62

ARTICLE 18.     SPACECRAFT NOT LAUNCHED WITHIN SIX MONTHS AFTER ACCEPTANCE..64

ARTICLE 19.     PATENT/COPYRIGHT INDEMNITY..................................66

ARTICLE 20.     RIGHTS IN INVENTIONS........................................68

ARTICLE 21.     INTELLECTUAL PROPERTY RIGHTS................................71

ARTICLE 22.     FURNISHED DATA AND INFORMATION, DISCLOSURE AND USE..........72

ARTICLE 23.     PUBLIC RELEASE OF INFORMATION...............................75

ARTICLE 24.     TAXES.......................................................76

ARTICLE 25.     GOVERNING LAW...............................................77

ARTICLE 26.     TITLES......................................................78

ARTICLE 27.     NOTICES AND AUTHORIZED REPRESENTATIVES......................79

ARTICLE 28.     INTEGRATION.................................................81

ARTICLE 29.     CHANGES.....................................................82

ARTICLE 30.     EFFECTS OF STORAGE ON BATTERIES.............................88

ARTICLE 31.     INTER-PARTY WAIVER OF LIABILITY.............................89

ARTICLE 32.     SPACECRAFT STORAGE..........................................90

ARTICLE 33.     DISPUTES....................................................91

ARTICLE 34.     ASSIGNMENT..................................................94

ARTICLE 35.     LIMITATION OF LIABILITY.....................................96

ARTICLE 36.     OPTIONS.....................................................97

ARTICLE 37      REPLACEMENT SPACECRAFT .....................................99

ARTICLE 38      LIQUIDATED DAMAGES FOR LATE SHIPMENT ......................101

ARTICLE 39      EFFECTIVE DATE OF CONTRACT.................................104

This AMENDED AND RESTATED FIXED PRICE CONTRACT (the "Contract") is entered into as of the 15th day of August, 1997, by and between PANAMSAT CORPORATION (herein called "Buyer"), a Delaware corporation having a place of business at One Pickwick Plaza, Greenwich, Connecticut 06830, and HUGHES SPACE AND COMMUNICATIONS COMPANY (herein called "Contractor"), a Delaware corporation having a place of business at 909 North Sepulveda Boulevard, El Segundo, California 90245.

                                  WITNESSETH:

           WHEREAS, Buyer (as assignee of Hughes Communications Galaxy, Inc.) and Contractor are party to that certain Fixed Price Contract for Galaxy XIII/XIV HS 702 Spacecraft, Related Services and Documentation (No. 97-HCG-001), dated May 15, 1997 (the "Galaxy XIII/XIV Contract"), providing for Buyer to purchase and Contractor to provide communications Spacecraft, Documentation, and Related Services as therein specified,

           WHEREAS, the Galaxy XIII/XIV Contract required the Parties to define further the specifications and configurations of the Spacecraft to be delivered, which definition has been established as set forth herein below;

          WHEREAS, the Parties now desire to amend and restate the Galaxy XIII/XIV Contract;

           NOW, THEREFORE, the Parties hereby agree to amend and restate the Galaxy XIII/XIV Contract in its entirety as follows:

ARTICLE 1.     EXHIBITS AND INCORPORATIONS

           The following documents are hereby incorporated and made a part of this Contract with the same force and effect as though set forth herein:

           1.1       Exhibit A - PAS 1R & PAS 9 Statement of Work - dated August
                     1997


           1.2 Exhibit B - PAS 1R & PAS 9 Spacecraft Specification - September 1997 for PAS 1R and October 1997 for PAS 9


           1.3       Exhibit C - PAS 1R & PAS 9 Spacecraft Integration Test Plan
                     - August 1997


           1.4 Exhibit D - PAS 1R & PAS 9 Product Assurance Plan - dated August 1997


           1.5       Exhibit E - Certain Documentation - dated August 1997


           1.6       Exhibit F - Maximum Termination Liability - dated October
                     1997.


           1.7 Exhibit G - Optional Spacecraft Satellite Payment Plan - dated October 1997.


           1.8 Exhibit H - Replacement Spacecraft Payment Plan - dated October 1997.


           1.9       Exhibit I - List of Agreed Exhibit Changes - dated October
                     1997

ARTICLE 2.     ORDER OF PRECEDENCE`

           In the event of any conflict or inconsistency among the provisions of this document and the exhibits attached and incorporated into this Contract, such conflict or inconsistency shall be resolved by giving precedence to this document, and then to the attached and incorporated exhibits in the order listed in Article 1 herein, entitled "Exhibits and Incorporations."

ARTICLE 3.     SPACECRAFT, DOCUMENTATION AND RELATED SERVICES ("DELIVERABLES")

           3.1 Contractor shall sell and provide, and Buyer shall purchase, the items and services referred to in Section
                     4.1. Contractor shall provide the necessary personnel, material, services and facilities to design, fabricate, test and deliver two (2) HS702 type Spacecraft for PAS 1R and PAS 9 (hereinafter referred to as "Spacecraft"), Documentation and Related Services (as defined in Article
                     4) in accordance with the provisions of this Contract and in the manner specified under Exhibits A, B, C and D hereto (in the case of Exhibit B, as completed pursuant to Paragraph 3.7 and 8.7).

           3.2       The Parties agree that [**********************************
                     **********************************************************
                     ***********************].

           3.3 All materials and services specified in Exhibit A, "PAS 1R & PAS 9 Statement of Work," shall meet the requirements of Exhibit B, entitled "PAS 1R & PAS 9 Spacecraft Specification" as such Exhibit is completed in accordance with Paragraphs 3.7 and 8.7.

           3.4 If Contractor has not made delivery [********************** ******* ***************] or if, prior to the Launch Date,
                     [*********************************] Buyer at its election
                     may:

                     [*********************************************************
                     **********************************************************
                     ***************************************************]


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

                      Any such election shall be made by Buyer in writing. In either case (a) or (b) above,
                     [*************************************************
                     *************************************]


           3.5       [**********************************************************
                     ****************************************] in accordance
                     with: (i) current directives and instructions in the Hughes Spacecraft Operators Handbook, utilized at either Buyer's Operations Control Center (OCC) or Contractor's Mission Control Center (MCC); and (ii) any other Documentation utilized, including that Documentation which takes into consideration the unique or special characteristics of the contracted Spacecraft.
                     [******************************************
                     *******************************************] Contractor has
                     responsibility and liability for the Mission Control Center. Buyer has responsibility and liability for the Operations Control Center and its associated ground station(s).

           3.6 Spacecraft, Documentation and Related Services described above shall be delivered to Buyer at the indicated locations on the dates set forth in Article 4 entitled, "Deliverables and Schedule" herein.

           3.7 Contractor and Buyer shall complete Exhibit A and Exhibit B to specify the complete Statement of Work and Spacecraft Specifications for PAS 1R and PAS 9 (except for those specifications to be provided pursuant to Paragraph 8.7) by October 31, 1997 consistent with the parameters set forth in the forms of Exhibit A and Exhibit B initially attached hereto and consistent with the agreement of the parties to make certain changes, attached hereto as Exhibit I, "List of Agreed Exhibit Changes." In addition, Contractor and Buyer agrees

[***] Filed separately with the Commission pursuant to a request for confidential treatment.

                     that the completed Spacecraft Specification for PAS 9 shall be substantially similar to the Spacecraft Specification for PAS IR, except for differences attributable to the difference in their respective configurations.

ARTICLE 4.    DELIVERABLES AND SCHEDULE

           4.1 The following deliverables to be furnished under this Contract shall be furnished at the designated location(s) on or before the dates specified below:


------------------------------------------ ---------------------------------------- -----------------------------------------
                                                                                              Location of Shipment,

                                                 Date of Shipment, Delivery                        Delivery or

             Deliverable(s)                            or Performance                              Performance

------------------------------------------ ---------------------------------------- -----------------------------------------
                                                                                    o  Shipped from Contractor's facility.

1A.     One PAS 1R Spacecraft                           May 15, 1999/1/             o  Delivery Site at Ariane facility,
         ("PAS 1R")                                   ("Shipment Date")                Kourou, French Guyana (subject to
                                                                                       change pursuant to Paragraph 4.2.)

------------------------------------------ ---------------------------------------- -----------------------------------------
                                                                                    o  Shipped from Contractor's facility.

1B.     One PAS 9 Spacecraft ("PAS 9")                August 15, 1999/1/            o  Delivery Site at Baikonur
                                                      ("Shipment Date")                Cosmodrome, Kazakhstan (subject to
                                                                                       change pursuant to Paragraph 4.2.)

------------------------------------------ ---------------------------------------- -----------------------------------------
                                                                                    o  Performance Site to be determined
 2A.    Launch Support, Mission            In Accordance with Exhibit A                pursuant to Paragraph 4.2.
        Operations and In-Orbit Testing                                             o  Fillmore, California
        for PAS 1R ("Related Services")                                             o  Castle Rock, Colorado
                                                                                    o  El Segundo, California

------------------------------------------ ---------------------------------------- -----------------------------------------


-----------------------------------------------------------------------------------------------------------------------------

                                                                                    o  Performance Site to be determined
2B.     Launch Support, Mission            In Accordance with Exhibit A                pursuant to Paragraph 4.2.
        Operations and In-Orbit Testing                                             o  Fillmore, California
        for PAS 9 ("Related Services")                                              o  Castle Rock, Colorado
                                                                                    o  El Segundo, California

------------------------------------------ ---------------------------------------- -----------------------------------------
------------------------------------------ ---------------------------------------- -----------------------------------------

3A.     Documentation for PAS 1R           In Accordance with Exhibit A             1500 Hughes Way
        ("Documentation")                                                           Long Beach, California
------------------------------------------ ---------------------------------------- -----------------------------------------
------------------------------------------ ---------------------------------------- -----------------------------------------

 3B.    Documentation for PAS 9            In Accordance with Exhibit A             1500 Hughes Way
        ("Documentation")                                                           Long Beach, California
------------------------------------------ ---------------------------------------- -----------------------------------------



 /1/ Contractor warrants that the Shipment Date will support a launch of the Spacecraft thirty (30) days after the Shipment Date. [************* *************].

[***] Filed separately with the Commission pursuant to a request for confidential treatment.

           4.2       Designation of Launch Vehicle.

                     4.2.1 The initial launch vehicle designation for PAS 1R is an Ariane launch vehicle. The initial launch vehicle designation for PAS 9 is a Proton launch vehicle. Buyer may change the designation of each Spacecraft's launch vehicle at any time on or before [********] prior to the scheduled Shipment Date for such Spacecraft. If, subsequent to such time, Buyer requests a change in the Launch Site or Approved Storage Facility for such Spacecraft, such request shall be dealt with as a Change Order Request of Buyer under Article 29.

                     4.2.2 Buyer shall pay the costs of delivering the Spacecraft to the Delivery Site, which costs are included in the Contract Price.

           4.3 The Contractor will arrange transportation required for Items 1A and 1B, 2A and 2B, and 3A and 3B above. With respect to Deliverable Items 1A and 1B and 2A and 2B, in the event that a Sea Launch Vehicle is used with respect to either Spacecraft, Contractor shall support a launch of the Spacecraft fifty (50) days after the Shipment Date and the following allocation of transportation duties for such Spacecraft shall apply:

                            Such Spacecraft will be mated with a Sea Launch Zenit Vehicle (the "Vehicle") at the Sea Launch, L.P.facilities, Port of Long Beach (the "Integration Facility"). The Parties contemplate that such mated Spacecraft, associated equipment and Contractor personnel necessary to assist in the monitoring and control of such Spacecraft will be transported by Sea Launch, L.P. Command Ship (the "Ship") at the expense of Sea Launch, L.P. from the Integration Facility to the Launch Site in the vicinity of the Christmas Islands (the "Launch Site"). Contractor may

  [***] Filed separately with the Commission pursuant to a request for confidential treatment.

                            also utilize the Ship at Sea Launch L.P.'s expense for the transportation of other related Contractor personnel when accommodations are available and such accommodations do not interfere with other Sea Launch, L.P. commitments for the launch of such Spacecraft.

                            4.3.1 If such Spacecraft fails to conform to the
                                  warranty provisions set forth in Article 15 and: (i) such mated Spacecraft requires testing, maintenance, replacement and/or corrective actions at the Launch Site or (ii) return to the Integration Facility and/or the El Segundo Plant Site is necessary to accomplish such actions, Contractor shall have responsibility and liability as follows:

                            4.3.1.1 If Spacecraft warranty actions can be
                                    performed at the Launch Site, Contractor shall be responsible and liable for [****************
                                    **************************************] (as
                                    each such term is defined in Article 24 of this Contract) [**************************
                                    ****************] to the warranty provisions of this Contract.

                            4.3.1.2 If return of the Spacecraft to the
                                    Integration Facility and/or Plant Site is necessary for such warranty actions, Contractor shall be liable to Buyer in [*****************************
                                    **********************************] (as each
                                    such term is defined in Article 24 of this Contract) [****************************].


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

           4.4       [****] shall be responsible for obtaining and maintaining:
                     (i) all U.S. Government export licenses to enable export of each Spacecraft, related test and support equipment to the Launch Site and (ii) all authorizations required for the performance of this Contract.

[***] Filed separately with the Commission pursuant to a request for confidential treatment.

ARTICLE 5.     PRICE

           5.1 The total price (the "Contract Price") for Contractor to provide Spacecraft, Documentation and Related Services shall be as follows:

                     (a)   For PAS 1R, [****************************************
                           ****  ********************];

                     (b) For PAS 9, *******************************************
                         ********************].

           5.2 Buyer shall pay Contractor the Contract Price stated in Paragraph 5.1 above in accordance with Article 6, Paragraph
                     6.2 of this Contract.

           5.3 The Contract Price for each Spacecraft identified in Paragraph 5.1 are contingent upon the utilization of the launch vehicles initially designated for such Spacecraft in Paragraph 4.2.1. If Buyer changes the designated launch vehicle for a Spacecraft in accordance with Paragraph 4.2.1 (as opposed to Article 29), the Contract Price for the applicable Spacecraft shall be adjusted in accordance with the following table:

                                  Table 5.3.1
                         Adjustment to Contract Price

-------------------------------------------------------------------------------
          Launch Vehicle                   PAS 1R                 PAS 9

--------------------------------------------------------------------------------
            Sea Launch                    [******]              [*******]

--------------------------------------------------------------------------------
              Ariane                        N/A                 [*******]

--------------------------------------------------------------------------------
              Proton                     [*******]                 N/A

--------------------------------------------------------------------------------



[***] Filed separately with the Commission pursuant to a request for confidential treatment.

           5.4 Any adjustment to the Contract Price of a Spacecraft under Paragraph 5.3 shall be allocated pro rata over the entire Payment Plan for such Spacecraft (including In-Orbit Performance Incentive Obligations). Adjustments allocated to payments already made shall be promptly paid by Buyer or refunded by Contractor, as the case may be.

ARTICLE 6.     PAYMENTS

           6.1 Pursuant to the terms set forth in this Article 6, and subject to Buyer's rights, defenses and remedies as expressly stated in this Contract, Buyer shall pay to Contractor the Contract Price as stated in Article 5 herein for the applicable Spacecraft, Documentation, and Related Services under this Contract.

           6.2 Invoices shall be prepared and submitted by Contractor for each Spacecraft in a form reasonably acceptable to Buyer. Payments to Contractor for each Spacecraft shall be made according to the following payment plans:

                                     [****]
                             [********************]

-------------------------------------------------------------------------------
                                           [*****                [*****
              [****]                       *****]                *****]
-------------------------------------------------------------------------------
               [*]                         [****]                [****]
-------------------------------------------------------------------------------
               [*]                         [****]                [****]
-------------------------------------------------------------------------------
               [*]                         [****]                [****]
-------------------------------------------------------------------------------
               [*]                         [****]                [****]
-------------------------------------------------------------------------------
               [*]                         [****]                [****]
-------------------------------------------------------------------------------
               [*]                         [****]                [****]
-------------------------------------------------------------------------------
               [*]                         [****]                [****]
-------------------------------------------------------------------------------
               [*]                         [****]                [****]
-------------------------------------------------------------------------------
               [*]                         [****]                [****]
------------------------------------------------------------------------------
               [*]                         [****]                [****]
-------------------------------------------------------------------------------
               [*]                         [****]                [****]
-------------------------------------------------------------------------------


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

-------------------------------------------------------------------------------
               [*]                         [****]                [****]
-------------------------------------------------------------------------------
               [*]                         [****]                [****]
-------------------------------------------------------------------------------
               [*]                         [****]                [****]
-------------------------------------------------------------------------------
               [*]                         [****]                [****]
-------------------------------------------------------------------------------
               [*]                         [****]                [****]
-------------------------------------------------------------------------------
               [*]                         [****]                [****]
-------------------------------------------------------------------------------
               [*]                         [****]                [****]
-------------------------------------------------------------------------------
               [*]                         [****]                [****]
-------------------------------------------------------------------------------
               [*]                         [****]                [****]
-------------------------------------------------------------------------------
               [*]                         [****]                [****]
-------------------------------------------------------------------------------
               [*]                         [****]                [****]
-------------------------------------------------------------------------------
               [*]                         [****]                [****]
-------------------------------------------------------------------------------
               [*]                         [****]                [****]
-------------------------------------------------------------------------------
               [*]                         [****]                [****]
-------------------------------------------------------------------------------


 [*****************************************************************************
  ******************************************************************************
  ******************************]


                                   [*********]
                            [**********************]



-------------------------------------------------------------------------------
                                           [****                 [*****
            [********]                     *****]               *******]
-------------------------------------------------------------------------------
               [*]                         [***]                  [***]
-------------------------------------------------------------------------------
               [*]                         [***]                  [***]
-------------------------------------------------------------------------------
               [*]                         [***]                  [***]
-------------------------------------------------------------------------------

[***] Filed separately with the Commission pursuant to a request for confidential treatment.

-------------------------------------------------------------------------------
               [*]                         [***]                  [***]
-------------------------------------------------------------------------------
               [*]                         [****]                [****]
-------------------------------------------------------------------------------
               [*]                         [****]                [****]
-------------------------------------------------------------------------------
               [*]                         [****]                [****]
-------------------------------------------------------------------------------
               [*]                         [****]                [****]
-------------------------------------------------------------------------------
               [*]                         [****]                [****]
-------------------------------------------------------------------------------
               [*]                         [****]                [****]
-------------------------------------------------------------------------------
               [*]                         [****]                [****]
-------------------------------------------------------------------------------
               [*]                         [****]                [****]
-------------------------------------------------------------------------------
               [*]                         [****]                [****]
-------------------------------------------------------------------------------
               [*]                         [****]                [****]
-------------------------------------------------------------------------------
               [*]                         [****]                [****]
-------------------------------------------------------------------------------
               [*]                         [****]                [****]
-------------------------------------------------------------------------------
               [*]                         [****]                [****]
-------------------------------------------------------------------------------
               [*]                         [****]                [****]
-------------------------------------------------------------------------------


[*******************************************************************************
 *******************************************************************************
 ***************************]

           6.3       Incentives Obligations.

                     6.3.1  The following definitions are applicable to this
                            Section 6.3:

                            6.3.1.1 "Specified Operation Lifetime" means fifteen
                                    (15) years

                            6.3.1.2 "Successfully Operating Payload". The
                                    Spacecraft shall be equipped with one or more Payloads, as specified in Exhibit B upon definition of all Final Specifications. Each Payload shall be deemed to be Successfully Operating if at

[***] Filed separately with the Commission pursuant to a request for confidential treatment.

                                    least that number of Transponders that is one more than one-half of the total number of Transponders within such Payload are Successfully Operating Transponders (as defined below).


                            6.3.1.3 "Successfully Operating Transponder". A
                                    Successfully Operating Transponder is a
                                    Transponder which meets either or both of the following two criteria:

                               (a)  The Transponder meets or exceeds the
                                    performance specifications set forth in
                                    Exhibit B. For the avoidance of doubt, if the Spacecraft is placed into inclined orbit, then the Transponders shall be deemed not to meet the criteria stated in this Paragraph 6.3.1.3(a) at such time as the Spacecraft would have ceased to have a Useful Commercial Life, (as mutually determined by the Parties) had it not been placed in such an orbit.

                               (b)  The Transponder, while not meeting or
                                    exceeding the performance specifications, provides Buyer with no material loss in its commercial value.

                                    A Transponder shall also be deemed to be a Successfully Operating Transponder if it meets the performance specifications through use of any redundant or spare equipment.

                            6.3.1.4 "Useful Commercial Life". The Useful
                                    Commercial Life of a Spacecraft means the period beginning on the Commencement Date and ending on the earlier to occur of (i) the date on which there is just sufficient fuel remaining on board the Spacecraft only to eject the Spacecraft from its geostationary orbital location or (ii) the date on which at least one-half of the Transponders on each Payload are not Successfully Operating Transponders.

                            6.3.1.5 "Successfully Injected Spacecraft". The
                                    Launched Spacecraft shall be deemed to be a Successfully Injected Spacecraft if:

                               (a) The transfer orbit/spacecraft attitude meets the following required criteria:

                                    (1) Perigee altitude error is less than or equal to +/-3 sigma;

                                    (2) Apogee Altitude error is less than
                                    or equal to +/-3 sigma;

                                    (3) Inclination error is less than or equal to +/-3 sigma;

                                    (4) Argument of perigee error is less
                                    than or equal to +/-3 sigma; and

                                    (5) The Spacecraft has been separated with attitude rate errors of less than or equal to +/-3 sigma and

                               (b) The Spacecraft has not suffered physical
                                   damage which resulted from Launch Vehicle malfunction.

                                 The calculated amount of Useful Commercial Life (the "Calculated Operational Lifetime") shall be mutually determined by Buyer and Contractor, based on standard engineering practices, using measured actuals of the Spacecraft, existing at the time of the operational hand-off of the Spacecraft to Contractor from the Launch Vehicle provider. If the attained transfer orbit/Spacecraft attitude does not meet the criteria stated in this Section, but the Calculated Operational Lifetime is greater than or equal to the Specified Operational Lifetime for the Spacecraft, then the Spacecraft shall be deemed to have been a Successfully Injected Spacecraft, If, on the other hand, the attained transfer orbit/Spacecraft attitude does not meet the criteria stated above, and the Calculated Operational Lifetime is less than the Specified Operational Lifetime, then the Spacecraft shall be deemed not be a Successfully Injected Spacecraft. If Buyer and Contractor cannot agree on the Calculated Operational Lifetime, then the Parties shall resolve such disagreement in acceptance with the dispute resolution procedures set forth in
                                 Article 33. During such dispute resolution procedure, Buyer shall commence all payments under Section 6.3.2 to Contractor based on Contractor's calculation of such Calculated Operational Lifetime, except only the disputed amount(s) which shall be paid by Buyer in escrow as set forth in Section 29.4, and the prevailing party shall be entitled to interest as provided therein.

                            6.3.1.6 "Incentives Interest Rate". The Incentives
                                    Interest Rate shall be the lesser of (i) the prime rate of Chase Manhattan, New York, as calculated on the first business day of each month for which interest is calculated plus [*************************] or (ii)
                                    [*******************]

[***] Filed separately with the Commission pursuant to a request for confidential treatment.

                            6.3.1.7 "Commencement Date". The Commencement Date
                                    shall be the date on which Buyer receives written certification from Contractor that, based upon the results of completed in-orbit performance tests, at least one Payload is a Successfully Operating Payload.

                     6.3.2 Buyer shall pay to Contractor the Incentives Obligations and the Change Order Profit Component (if applicable), as follows:

                            6.3.2.1 Incentives Obligations and Change Order
                                    Profit Component. Subject to Section 6.3.2.3 through 6.3.2.6, Buyer shall be obligated to pay to Contractor the Incentives Obligation and any Change Order Profit Component (if applicable), as follows: Buyer shall pay Contractor an equal monthly payment that, when calculated on a net present value basis to the Commencement Date using the Incentives Interest Rate, equals the total amount of Incentives Obligations plus Change Order Profit Component due hereunder. For example, if the PAS 1R Spacecraft is a Successfully Injected Spacecraft and on the Commencement Date all Transponders on the Spacecraft are and continue to be Successfully Operating Transponders for fifteen (15) years, assuming the maximum [****************] for the entire period, the monthly Incentives Obligations payment would be [TBD] (the "Nominal Payment"). If the Incentives Interest Rate is less than [********************] for any given month, the

[***] Filed separately with the Commission pursuant to a request for confidential treatment.

                                    Incentives Obligations payment will be less than the Nominal Payment. In such circumstances, the amount of each month's payment will be calculated on a net present value basis to the date of the last month's payment using the remaining unpaid principal as the new principal, the Incentives Interest Rate, and a term equal to the number of months remaining in the Incentives period. The Parties shall agree in writing upon an appropriate allocation of the portion of the Incentive Obligations which shall be payable for each Payload on the Spacecraft. The Incentives Obligations, identified above, shall be payable in 180 equal and consecutive monthly installments over a fifteen (15) year life of the Spacecraft, except as may be adjusted as set forth herein. Except as provided in Paragraph 6.3.4, the first installment of each Incentives Obligations shall be paid on the Spacecraft's Commencement Date. A sample schedule matrix showing Incentives Obligations payments for fifteen years, assuming fully successful operation, and with varying hypothetical interests rates will be attached to this Contract as
                                    Schedule 6.3.2.1.

The foregoing notwithstanding:

                                (a) If the Spacecraft is not a Successfully
                                    Injected Spacecraft pursuant to Section
                                    6.3.1.4 but is successfully placed into its on-station orbit by Hughes during the "Transfer Period" (defined as the period from separation of the Launch Vehicle through on-station acquisition), then, subject to Section

                                    6.3.2.3, Buyer shall pay the Incentives
                                    Obligations for the Spacecraft in equal and consecutive monthly installments over a period of the Spacecraft's On Station Operational Lifetime (defined at Section 6.3.2.1(b)).

                                (b) If the Spacecraft is Successfully
                                    Injected, but is not successfully placed into its on-station orbit by Contractor during the Transfer Period, then the total amount of the Incentives Obligations for the Spacecraft shall be multiplied by a percentile equal to (i) the On-Station Operational Lifetime divided by (ii) the Calculated Operational Lifetime, which percentile shall, in no event, be greater than one. Subject to Section 6.3.2.3, Buyer shall pay such Incentives Obligations for the Spacecraft in equal and consecutive monthly installments over a period of the Spacecraft's On-Station Operational
                                    Lifetime. The "On Station Operational
                                    Lifetime" shall be mutually determined by Buyer and Contractor, based on standard engineering practices, using measured actuals of the Spacecraft, existing at the end of the Transfer Period. However, should the Spacecraft continue to operate successfully beyond the On-Station Operational Lifetime, Contractor will continue to earn Incentives Obligations at the same monthly rate up to the Specified Operational Lifetime.

                                (c) Finally, if the Spacecraft is not a
                                    Successfully Injected Spacecraft and, in addition, is not successfully placed into its on-station orbit during the Transfer Period, then the total amount of the Incentives Obligations shall be multiplied by the sum of (A)(i) the Specified Operational Lifetime, plus (ii) the On-Station Operational Lifetime, minus (iii) the

                                    Calculated Operational Lifetime, divided by
                                    (B) the Specified Operational Lifetime,
                                    which percentile shall, in no event, be
                                    greater than one. Subject to Section
                                    6.3.2.3, Buyer shall pay such Incentives
                                    Obligations for the Spacecraft in equal and consecutive monthly installments over a period of the Spacecraft's On-Station Operational Lifetime.

                                    For purposes of any provision of this
                                    Contract, if the Incentives Obligations or related payment periods are to be recalculated, the monthly installments due shall be recalculated to reflect the imputed interest element that is reflected in the payment plans specified above.

                            6.3.2.2 Notwithstanding the foregoing, if at any
                                    time Buyer continues to utilize for
                                    revenue-producing purposes any Transponder that is not a Successfully Operating Transponder, then Buyer shall pay a pro rated amount of the Incentives Obligation attributable to such Transponder that is proportionate to the partial benefit that Buyer derives from such Transponder (the "Partial Incentive Payment"), all as mutually agreed upon by the Parties in good faith.

                            6.3.2.3 Except for any Change Order Profit Component
                                    (which is non-contingent), payment of any Incentives Obligation shall be contingent upon the Transponders being Successfully Operating Transponders, as set forth herein, on the applicable Payload and shall be pro-rated, therefore, on a Transponder equivalent-by-Transponder equivalent basis over the duration of the applicable term of such Obligation; provided, however, that beginning on the date, if any, that any one or more of the Payloads are no longer a Successfully Operating Payload, as and when ascertained pursuant to in Section
                                    6.3.2.4 (the "Degraded Payload"), then
                                    Buyer's then-remaining Incentives
                                    Obligations for such Payload(s) (exclusive of any Change Order Profit Component, as applicable) shall be deemed extinguished.

                            6.3.2.4 Whether any Transponder is not Successfully
                                    Operating shall be mutually determined by Buyer and Contractor, based on relevant technical data, reports and analyses, and each Party will make available the other review upon reasonable request all data used in making such determination. If Contractor disagrees with such determination, then the Parties shall resolve such disagreement in accordance with the dispute resolution procedure set forth in Article 33.

                            6.3.2.5 If the Spacecraft has not been, or is not
                                    being, Properly Operated by the Buyer, and any Transponders thereof are not Successfully Operating Transponders, then the Transponders of the Spacecraft which were Successfully Operating prior to such improper operation of the Spacecraft shall be deemed to be Successfully Operating Transponders for purposes of Contractor's entitlement to payment of any applicable Incentives Obligations for such period as such Transponders would have reasonably been predicted to continue to be Successfully Operating had the Spacecraft and transponder thereon been Properly Operated by Buyer; provided, however, that if the failure is the result of a defect in the deliverable software or if Buyer demonstrates that the failure of any Transponder to be Successfully Operating was not caused primarily, directly or indirectly, by any act or omission of Buyer, its agents, Subcontractors, Consultants or representatives of any kind, then the foregoing provision shall not apply with respect to such Transponder.

                            6.3.2.6 Buyer may prepay any portion of the
                                    Incentives Obligations or the Change Order
                                    Profit Component pursuant to the schedule matrix attached as Exhibit 6.3.2.1. Any remaining Incentives Obligations so prepaid shall be subject to refund by Contractor to Buyer, in any instance and to the extent that Buyer's obligation to make such payments is relieved pursuant to this
                                    Article 6, as outlined in the last sentence of Section 6.3.4.1 hereof.

                     6.3.3 "Spacecraft Retirement Payment". At any time following the Spacecraft's Delivery, Buyer may, at its option, cease to utilize the Spacecraft for any purpose; provided, however, that if Buyer does cease using the Spacecraft (or if the Spacecraft is rendered a total loss by virtue of Buyer's failure to Properly Operate the Spacecraft), then, upon the exercise date of such option or the declaration of the Spacecraft as a total loss as applicable, all remaining Incentives Obligations payments for any Transponder (and any Change Order Profit Component, if applicable) (subject to the provisions of Section
                            6.3.2.3 through 6.3.2.5) shall become immediately due and payable, all relative to the Spacecraft; and Buyer shall pay to Contractor such amounts, in immediately available funds, along with the outstanding balance of principal and accrued interest on any other outstanding payment obligations with respect to the Spacecraft, if any, as of such date. In determining the amount of principal and interest due, present value analysis discounted at the Incentives Interest Rate per annum shall be done for any scheduled payment stream previously created by the Parties hereunder. Notwithstanding the foregoing, Buyer shall have the right to cease using the Spacecraft and remove it from its orbital location at any time following the expiration of the Spacecraft's Useful Commercial Life, without payment of such Spacecraft Retirement Payment.

                     6.3.4 Incentive Obligations and Launch Delay

                            6.3.4.1 If the Spacecraft has not been launched by
                                    the 121st day after Delivery of the
                                    Spacecraft, then, except as set forth in Paragraph 6.3.4.2, the first of the equal and consecutive monthly installment payments for Incentive Obligations on the Spacecraft shall be due and payable and the fifteen year period shall be deemed to have begun for purposes of this Paragraph 6.3 and such payments shall commence (the "Pre-Launch Incentive Payments"). If upon the Commencement Date or at any time thereafter, any Transponder ceases to be a successfully Operating Transponder or a Payload becomes a Degraded Payload, then Contractor shall deliver to Buyer a refund (without interest) of that portion of the Pre-Launch Incentive Payment attributable to such Transponder or Payload, taking into account the amount of such time such Transponder or Payload met the performance specifications, and Buyer's subsequent Incentives Obligations shall be reduced thereafter on a pro rata basis; provided, if applicable, Buyer shall receive a credit to the extent of any Pre-Launch Incentive Payments, to be applied as an offset against Buyer's consecutive monthly installment payments for the Incentives Obligations otherwise due and payable for the months immediately following the Commencement Date.

                            6.3.4.2 Subject to the second sentence below, if on
                                    or before the 121st day following the
                                    Satellite's Delivery Date, the Satellite has not been Launched, then the first of the equal and consecutive monthly installments payments for the Incentives Obligations on the Spacecraft shall be due and payable on the earlier to occur of the Spacecraft's Commencement Date or the 241st following such Spacecraft's Date of Delivery (except that interest on such Incentives Obligations shall begin to accrue on the 121st day following the Delivery Date, as such date may be modified herein). If, however, the Spacecraft has not been Launched due primarily to (1) Contractor's Fault after Delivery or (2) Contractor's failure to timely meet the Spacecraft's scheduled Delivery Date (where such failure in Delivery is not caused by a Buyer's Delay) (or a combination of clauses (1) and (2) immediately above) then the first of the equal and consecutive monthly installments of the Incentives Obligations on the Spacecraft shall be due and payable on, and interest shall not accrue until, the Causation Date. If upon Spacecraft Commencement, or at any time thereafter, any Transponder on the Spacecraft (which has been subject to a Launch delay under this Paragraph 6.3.4.2) ceases to be a Successfully Operating Transponder or a Payload becomes a Degraded Payload, then Contractor shall deliver to Buyer a refund (without interest) of that portion of the Pre-Launch Incentives Payments attributable to such Transponder or Payload, taking into account the amount of time such Transponder or Payload met the performance specifications, and Buyer's subsequent Incentives Obligation for the affected Payload on the

                                    Spacecraft shall be reduced thereafter on a pro rata basis; provided, however, that Buyer shall receive a credit to the extent of any Pre-Launch Incentive Payments, such credit to be applied as an offset against Buyer's consecutive monthly installment payments for the Incentives Obligations otherwise due and payable for the months immediately following the Commencement Date.

                            6.3.4.3 If, for any reason other than primarily
                                    Contractor's Fault, the Spacecraft has not been Launched within 24 months following the Spacecraft's Delivery Date, then the full amount of the Incentives Obligations (and any Change Order Profit Component, if applicable) (including principal and accrued interest, if any) shall become immediately due and payable upon the last day of such 24th month. If, however, the Spacecraft is subsequently Launched within 54 months of the Delivery Date and any Transponder of the Spacecraft ceases to be a Successfully Operating Transponder or a Payload becomes a Degraded Payload, then Buyer shall be entitled to a proportionate refund (without interest) for any Incentives Obligations (and any Change Order Profit, if applicable) paid for such Transponder or Payload, taking into account the amount of time such Transponder or Payload met the performance specifications. If, for any reason, the Satellite has not been Launched prior to the third anniversary of the Delivery Date (the "Third Anniversary"), then Buyer shall have an option (the "LOPS/MOPS Option"), exercisable in writing received by Contractor on or before the Third Anniversary, to extend its right to utilize the Related Services for the Satellite to the fifth anniversary of the Delivery Date (the "Extension Period"). If Buyer does not timely exercise the LOPS/MOPS Option, then Contractor shall credit any unused portion of the Baseline Launch Costs for the Spacecraft against any due and unpaid payment obligations of Customer under this Contract (the "LOPS/MOPS Refund"). If Buyer timely exercises the LOPS/MOPS Option, then the price associated with the Related Services (pursuant to Paragraph 6.3) for the Spacecraft during the Extension Period, shall be increased by a [**********************] beginning on the
                                    Third Anniversary. Buyer shall be obligated to pay such Escalation Amount within 30 days of receipt of invoice from Contractor. In any case, Contractor's obligation to provide such services shall terminate on the date which is fifty-four (54) months (or as early as thirty-six (36) months) from the Delivery Date for the Spacecraft. If Contractor's obligation to provide Launch and Mission Operations Services is terminated under the immediately preceding sentence, then Buyer shall receive a LOPS/MOPS Credit or LOPS/MOPS Refund, as applicable.

                            6.3.4.4 If, for any reason, other than Contractor's
                                    Fault, a Launch delay occurs between the time of Launch and the Commencement Date (or if no Commencement occurs), then the full amount of the Incentives Obligations (and any Change Order Profit Component, if applicable) (the

[***] Filed separately with the Commission pursuant to a request for confidential treatment.

                                    "Recoverable Amount(s)") shall become
                                    immediately due and payable upon the date of such Launch delay. Contractor shall be entitled to obtain payment of such Recoverable Amounts from the proceeds of the launch insurance obtained by Buyer and shall be entitled to a priority in obtaining such proceeds over Buyer and all other parties or claims; provided, however, that nothing herein shall relieve Buyer of its obligations to pay to Contractor all such Recoverable Amounts, as set forth herein. During the six (6) months immediately following such Launch delay, Buyer shall use best reasonable efforts to obtain the proceeds of its launch insurance to pay Contractor the Recoverable Amounts, hereunder. Provided further, however, that if Contractor does not receive all such Recoverable Amounts from the proceeds of Buyer's launch insurance within such six (6) month period, then Buyer shall be obligated immediately to compensate Contractor for, and Contractor may also look to Buyer directly for satisfaction of, all such Recoverable Amounts.


           6.4 Contractor shall not be obligated to deliver a Spacecraft to the Launch Site if there are any outstanding Delinquent Payments owed by Buyer to Contractor with respect to such Spacecraft under this contract one month prior to shipment of such Spacecraft from the Contractor facility. "Delinquent Payments" are defined as those payments not received by Contractor within thirty (30) days of the dates due as defined in Paragraphs 6.2.1 and 6.2.2 above. Once Buyer has paid Contractor for any "Delinquent Payments" and any interest accrued in accordance with Paragraph 6.10 below, Contractor shall use its reasonable best efforts to ship such Spacecraft to the Launch Site so as to enable launch on the scheduled Launch Date and in any event to make shipment as soon as practicable and no later than sixteen (16) weeks after payment by Buyer of such Delinquent Payments. Buyer will be responsible for and will pay to Contractor any reasonable costs and [***] profit on such costs that Contractor may incur as a result of a delay in delivery due to Buyer's Delinquent Payments. Notwithstanding the foregoing, this Section 6.4 shall not relieve Contractor of its obligation to deliver a Spacecraft, and no "Delinquent Payment" shall be deemed to have occurred, due to any non-payment by Buyer on account of an alleged breach by Contractor or other dispute as to such payment. In such event, Buyer shall, within thirty
                     (30) days of the date such payment is due, pay the full amount of such payment into an interest-bearing escrow account to be established at Bank of America, Concord, California. Upon settlement of the dispute as to such payment and alleged breach in accordance with Article 33, the Party entitled to the amount in escrow shall receive such amount together with all accrued interest thereon and the other Party shall pay all costs and fees associated with the escrow of such amount.

           6.5       Invoice

                     6.5.1 Invoices submitted to Buyer for payment shall contain a cross-reference to the Contract number and the date specified in Payment Plans of Paragraphs 6.3.1 and 6.3.2. Contractor shall submit one (1) original invoice for each Spacecraft in each instance to:

                               PanAmSat Corporation
                               One Pickwick Plaza
                               Greenwich, CT 06830
                               Fax: (203)861-8692
                               Attention: Accounts Payable - Tony Walden

                     6.5.2 Invoice amounts, as specified in Paragraph 6.3, provide for billings to

[***] Filed separately with the Commission pursuant to a request for confidential treatment.

                               be submitted by the 15th day of each month and shall be paid by Buyer within thirty (30) days upon receipt of the invoice by Buyer.

           6.6       Late Payments

                     In the event of a failure by the Buyer or the Contractor to make a payment required pursuant to this Contract, the delinquent Party shall pay interest at the rate of [***********] on the overdue amount for the number of days that the payment is overdue, commencing on the date payment is due and terminating on the date the overdue amount is paid in full. Notwithstanding the foregoing, this Section
                     6.6 shall not apply to any payment made into escrow in accordance with Section 29.4.

[***] Filed separately with the Commission pursuant to a request for confidential treatment.

ARTICLE 7.     SPACECRAFT LAUNCH DATE

                     7.1.1     Launch Semester. A six (6) month period of time
                               ---------------
                               in which a launch will occur, the first day of which shall be thirty (30) days after the Delivery Date under Section 4.1 herein (fifty
                               (50) days after Delivery Date if a Sea Launch is utilized).

                     7.1.2     Launch Period. A ninety (90) day period of time
                               -------------
                               within a launch Semester during which a launch will be scheduled to occur as shall be notified by Buyer to Contractor.

                     7.1.3     Launch Slot Definition. A thirty (30) day period
                               ----------------------
                               of time within a Launch Period during which a Launch will occur. The Launch Slot within the Launch Period shall be notified by Buyer to Contractor not later than one (1) year prior to the first day of the applicable Launch Period and, once established, shall become an express term of this Contract.

                     7.1.4     Launch Date Defined. The calendar date within the
                               -------------------
                               Launch Slot during which a Launch will occur. The Launch Date within the Launch Slot shall be notified by Buyer to Contractor no later than six
                               (6) months prior to the first day of the applicable Launch Slot and once established, shall become an express term of this Contract.

                     7.1.5     Launch Window Definition. A period of time within
                               ------------------------
                               the Launch Date during which a Launch can occur and meet mission requirements. The Launch Window shall be established by notified by Buyer to Contractor no later than forty-five (45) days prior to the Launch Date and once established, shall become an express term of this Contract.

                     7.1.6     Adjustment of dates. The time periods as
                               -------------------
                               delineated in Sections 7.1.2 through 7.1.5 shall be adjusted to reflect applicable launch provider contracts, consistent with ordinary practices of such providers as familiar to the Parties.

           7.2 The Contract Price set forth in Paragraph 5.1 includes Contractor furnished launch support services, post launch support services, in-orbit test support services, and post title transfer monitoring and command of each Spacecraft if Buyer invokes the remedial provisions of Article 3, Paragraph 3.3.

           7.3 No less than sixteen (16) weeks prior to the launch date, Buyer shall order Contractor by notice in writing to commence launch campaign preparations.

           7.4 If a Spacecraft Launch Date is postponed for any reason other than the sole fault of Contractor, excluding any postponement due to an Excusable Delay as defined in
                     Article 12, the Parties shall negotiate in good faith to determine an equitable adjustment to the price and affected terms of this Contract, if any. If the cost of supplies or materials made obsolete or excess as a result of a such postponement is included in the equitable adjustment, Buyer shall have the right to prescribe the manner of disposition of such supplies or materials. Costs included in the equitable adjustment shall include but not be limited to: support personnel standby; extra travel expenses; transport termination or rescheduling fees and a profit rate of [********].

           7.5 Notwithstanding the foregoing, if a Spacecraft Launch Date is postponed by either Party due to an Excusable Delay, as defined in Paragraph 12.1 herein, the terms of Article 12 herein shall govern such postponement.

[***] Filed separately with the Commission pursuant to a request for confidential treatment.

ARTICLE 8.     BUYER-FURNISHED ITEMS

           8.1 The following facilities, equipment, and services ("Buyer-Furnished Items") shall be furnished by Buyer at no cost to Contractor, in a timely manner, so as to enable Contractor to perform the work described herein.

                     1) Facilities (buildings, power, phones and data lines) and enumerated services: (i) transportation of a Spacecraft, Contractor related test equipment and personnel within the Launch Site and if a Sea Launch is provided, between the Integration Facility (Port of Long Beach) and the Launch Site (vicinity of Christmas Islands) unless Article 4, Paragraph 4.2.1 conditions apply (ii) storage of a Spacecraft and related test equipment for all force majeure events (which prevent Buyer from supplying Buyer-Furnished Items) and/or launch vehicle delays (iii) fueling (iv) photographs, (v) interface hardware at the Launch Site and (vi) earth station facilities for IOT including appropriate RF facilities, but not specialized test equipment.

                    2) Reservation and procurement of launch services and associated services.

                     Contractor will provide preliminary requirements of Item 1 above to Buyer no later than 6 months after the Effective Date of this Contract to assist Buyer's compliance with this Article, which shall be consistent with what Contractor has generally required Buyer to secure for previous launches with the same launch provider. Subject to the confidentiality requirements of the applicable agreements, Contractor will be allowed to review the list of basic and optional service which Buyer has procured in Buyer's contract(s) for launch services.

                     In the event that the Buyer-Furnished Items set forth above are not suitable for the intended purpose or are not provided in a timely manner, excluding any excusable delay as defined in Article 12 herein, then Buyer shall be liable to Contractor for all applicable costs which shall include but not be limited to; procurement or rental of suitable substitutes for such Buyer Furnished Items at no higher than market prices; with title and possession of all such procured items reverting to Buyer after Contractor's use under this Contract; support personnel standby; extra travel expenses; transport termination or rescheduling fees; and installation/de-installation of communication links to the Launch Site and a profit rate of [************].

           8.2 Contractor shall maintain a system to ensure the adequate control and protection of Buyer's Property. For the purposes of this Article, Buyer Property shall be defined as any item which Buyer provides to the Contractor or directs Contractor to maintain in storage or an inventory account under this Contract. Upon receipt of notification from Buyer, the Contractor shall complete and return within fifteen (15) working days a Property System Certification describing the system that will be used to control Buyer's Property. Additionally, Buyer's representative may, at its option and at no additional cost to Buyer, conduct surveillance at a reasonable time of the Contractor's Property Control System as Buyer deems necessary to assure compliance with the terms and conditions of this Article.

           8.3 Contractor shall, commencing with its receipt and during its custody or the use of any Buyer's Property, accomplish the following:

                     A. Establish and maintain inventory records and make such records available for review upon Buyer's request;

                     B. Provide the necessary precautions to guard against damage from handling and deterioration during storage;

                     C. Perform periodic inspection to assure adequacy of storage conditions;



[***] Filed separately with the Commission pursuant to a request for confidential treatment.

                               and

                    D. Ensure that Buyer's Property is used only for performing this Contract, unless otherwise provided in this Article or approved by the cognizant contracting officer.

           8.4 Contractor shall not modify, add-on, or replace any Buyer Property without Buyer's prior written authorization. Contractor shall immediately report to Buyer's contract representative the loss of any Buyer Property or any such property found damaged, malfunctioning, or otherwise unsuitable for use. The Contractor shall determine and report the probable cause and necessity for withholding such property from use.

           8.5 Upon termination or completion of this Contract, and upon request by Buyer, the Contractor shall perform a physical inventory, adequate for accountability and disposition purposes, of all Buyer's Property applicable to such terminated or completed agreement and shall cause its subcontractors and suppliers at every tier to do likewise.

           8.6 Notwithstanding the provisions of Article 29, at any time on or before [************] Buyer may make changes to the PAS 9 configuration/specifications as follows:

                     [*********************************************************
                      ***************************************]

                                    [******]
                                 [************]

[***] Filed separately with the Commission pursuant to a request for confidential treatment.

-------------------------------------------------------------------------------
          [*************]                              [********]
-------------------------------------------------------------------------------

[***] Filed separately with the Commission pursuant to a request for confidential treatment.

--------------------------------------------------------------------------------
        [*************]                               [***********]
--------------------------------------------------------------------------------
        [*************]                               [***********]
--------------------------------------------------------------------------------
        [*************]                               [***********]
--------------------------------------------------------------------------------
        [*************]                               [***********]
--------------------------------------------------------------------------------
        [*************]                               [***********]
--------------------------------------------------------------------------------
        [*************]                               [***********]
--------------------------------------------------------------------------------

                     8.6.2 Changes other than those specified in [*******] shall result in an adjustment to the PAS 9 Contract Price [*********************
                             ****************************].

                     8.6.3 Any adjustment to the Contract Price of a Spacecraft under Paragraphs 8.6.1 or 8.6.2 shall be allocated pro rata over the entire Payment Plan for such Spacecraft (including In-Orbit Performance Incentive Obligations). Adjustments allocated to payments already made shall be promptly paid by Buyer or refunded by Contractor, as the case may be.

           8.7 Buyer shall provide Contractor with the following payload definitions to Contractor in accordance with the following schedule, and once all such information has been provided for a Spacecraft, Exhibit B, "PAS 1R & PAS 9 Interim Spacecraft Specification", shall be completed and thereafter shall be deemed the final specifications of such Spacecraft (subject to change in accordance with the provisions of this Contract):

                                   [********]
                               [*****************]



[***] Filed separately with the Commission pursuant to a request for confidential treatment.

-------------------------------------------------------------------------------
            [********]                     [***]                 [*****]
-------------------------------------------------------------------------------
            [********]                     [***]                 [*****]
-------------------------------------------------------------------------------
            [********]                     [***]                 [*****]
-------------------------------------------------------------------------------
            [********]                     [***]                 [*****]
-------------------------------------------------------------------------------
            [********]                     [***]                 [*****]
-------------------------------------------------------------------------------
                 [*********************************************]

                     Any changes to the payload requested by Buyer after the applicable decision dates identified in Table 8.7.1 shall be deemed to be a "Change Order Request" under Paragraph 29.3.

           8.8 Contractor shall reasonably and promptly respond to Buyer's requests for information and assistance in making the configuration decisions required by Paragraph 8.7.

           8.9 In the event that (i) Buyer does not provide Contractor with the required information as to a Spacecraft in accordance with Table 8.7.1 and (ii) Contractor has complied with its obligations under Paragraph 8.8, then with respect to such Spacecraft:

                     8.9.1 In the event of cumulative delays by Buyer of [********] or less, the Shipment Date and any remaining configuration decision dates for such Spacecraft in Table 8.7.1 shall each be delayed [*******]

                     8.9.2 In the event of cumulative delays by Buyer in excess of [******* ******] and not longer than [****************] (i) the Shipment Date and any remaining configuration decision dates for such Spacecraft in Table 8.7.1 shall each be delayed [************** ******] of such delay in excess of
                            [*****] and (ii) Buyer [***** *************] for
                            cumulative delay beyond [***********] or, in

[***] Filed separately with the Commission pursuant to a request for confidential treatment.

                            the case of delays of [****************************
                            ********************************************]
                            for the delay in such decisions, to be calculated [*****************************] provided that the maximum period of time for which Buyer shall [***************] under this Paragraph 8.9.2 shall be [*****************************] under Paragraph
                            8.9.1 per Spacecraft;

                     8.9.3 In the event of cumulative delays by Buyer in excess of [******* ***********] such delays shall be deemed to be a Change Order Request by Buyer for a stop work order under Paragraph 29.3; or

                     8.9.4 In the event of cumulative delays by Buyer in excess of [******** **********] Buyer shall be deemed to have terminated this Contract pursuant to Paragraph
                            14.1 with respect to the applicable Spacecraft, and Buyer's termination liability under Paragraph 14.1 shall be calculated as of the date that Buyer's delay aggregated [**********************].

           [***] Filed separately with the Commission pursuant to a request for confidential treatment.

ARTICLE 9.     INSPECTION AND ACCEPTANCE

           9.1 Inspection of all Hardware, documentation and Contractor's services provided hereunder shall take place in accordance with the terms of Article 10, entitled "Access to Work in Process," herein.

           9.2 Preliminary Acceptance of a Spacecraft shall occur when all in-plant tests required to be performed by Contractor for the Hardware have been completed and the Contractor has demonstrated at the pre-ship review that the Hardware and contract deliverables meet the requirements of this Contract, at which time Buyer shall accept the Hardware on a Preliminary basis in writing within five (5) business days subject to completion of Launch Integration Facility and/or Launch Site tests specified in Exhibit C, PAS 1R & PAS 9 Spacecraft Integration Test Plan. If the Hardware is unacceptable, Contractor shall promptly and at its expense, rectify the unsatisfactory Hardware and resubmit the Hardware for acceptance by Buyer as provided above. In either case, the Hardware shall be deemed accepted upon failure of Buyer to notify Contractor in writing within the above five (5) business days that it is accepted, rejected or that in Buyer's opinion further corrective action must be taken by the Contractor.

           9.3 Final Acceptance of a Spacecraft shall occur upon the earliest of i) the completion of In-orbit Testing in accordance with Exhibit A, ii) fifty (50) days after Intentional Ignition (as defined in Article 16, Paragraph
                     16.2 of this Contract) or iii) immediately before a Partial Failure, Total Failure or Total Constructive Failure (as each such term is defined in the applicable Hughes Communications Galaxy Launch Insurance Contract or successor contract), which occurs at or after Intentional Ignition. Buyer shall have access to Launch Integration Facility and/or Launch Site test results during the launch campaign in accordance with the provisions of Article 10,

                     Paragraph 10.1 "Access to Work in Process."

           9.4 With respect to deliverable Hardware which Buyer orders Contractor to store, the Hardware shall be stored at a location to be negotiated and Final Acceptance shall occur at the end of the [*********] warranty period as set forth in Article 16 herein, entitled "Spacecraft Warranty," or such other event mutually agreed upon between the Parties.

           9.5       Non-Conforming Products.
                     -----------------------

                     9.5.1 If (i) the Spacecraft does not meet its weight requirements and (ii) Buyer will be required to pay for additional weight from the launch provider in order to achieve the Specified Operational Lifetime without delaying the placing of the Spacecraft in its orbital location by more than fifteen (15) additional days, then Contractor shall reimburse Buyer for such additional payments up to [**************].

                     9.5.2 Any Preliminary Acceptance or Final Acceptance by Buyer of Spacecraft that does not conform to the requirements of this Contract (whether or not related to weight) shall not affect the Parties rights and obligations under Paragraph 6.3 ("Incentive Obligations") with respect to a Spacecraft or other deliverable that does not perform to the specifications of this Contract.

[***] Filed separately with the Commission pursuant to a request for confidential treatment.

ARTICLE 10.    ACCESS TO WORK IN PROCESS

           10.1 Contractor shall afford Buyer access to work in progress being performed at Contractor's plants and at the Launch Integration Facility and/or Launch Site pursuant to this Contract, including technical data, documentation, and hardware, at reasonable times during the period of Contract performance, provided such access does not unreasonably interfere with such work or require the disclosure of Contractor's proprietary information to third Parties and subject to (i) Contractor's Security Procedures and (ii) U.S. or Foreign Government Regulations.

           10.2 To the extent that the Contractor's major subcontracts permit, Contractor shall afford Buyer access to work being performed pursuant to this Contract in subcontractor's plants in the company of Contractor's representatives.

                        Contractor shall exert reasonable effort in subcontracting to obtain permission for Buyer access to those major subcontractors' plants. Major subcontracts are defined as those subcontracts in excess of [**********************].


             10.3 Buyer shall have the right to witness on a non-interference basis all system and subsystem tests scheduled by Contractor in connection with the performance of work under this Contract. If the system or subsystem tests are performed by a subcontractor of Contractor, Contractor shall take all reasonable steps to secure Buyer's access to the subcontractor's facility or facilities. Buyer's right to witness testing shall be on a non-interference basis with the subcontractor's activities and subject to (i) any subcontractor security procedures and (ii) U.S. or Foreign Government Regulations.

[***] Filed separately with the Commission pursuant to a request for confidential treatment.

ARTICLE 11.    TERMINATION FOR DEFAULT; LIMITATION OF LIABILITY

           11.1 Subject to provisions of Article 3 entitled "Spacecraft, Documentation and Related Services," Article 5 entitled "Price" and Article 12 entitled "Excusable Delays," Buyer may issue a written notice of default with respect to a particular Spacecraft to Contractor if: (i) Contractor fails
                        [*********************************************] as
                        confirmed in writing by the Contractor's and Buyer's Senior Executives and such failure may result in a delay in delivery of more than [*****] or (ii) the delivery of such Spacecraft or Contractor's performance of any material obligation under the Contract has been delayed due to the primary fault of the Contractor for more than [********] Subsequent to the issuance of said notice, the Buyer may terminate this Contract with respect to such Spacecraft and thereafter elect remedies as identified in Paragraph 11.2 below.

           11.2 If Buyer terminates this Contract, in whole or in part, as provided in Paragraph 11.1 herein, Buyer, at its sole option, shall either: (i) take title to all deliverable hardware, all hardware in process which ultimately would have been deliverable by Contractor and all drawings and data produced by Contractor, the cost of which has been charged or becomes chargeable to any work terminated plus all reasonable reprocurement costs up to a maximum amount per Spacecraft of: (a) [**************] in the event of a termination of this Contract solely with respect to Documentation and/or Related Services for such Spacecraft or (b) [*** **********] with respect to a complete termination of the Contract with respect to such Spacecraft; or (ii) receive a refund of all payments submitted to Contractor by the Buyer for performance of this Contract for the portion terminated by Buyer, plus [*********************] and Contractor shall retain title and

[***] Filed separately with the Commission pursuant to a request for confidential treatment.

                        possession to all terminated Hardware which ultimately would have been deliverable by Contractor. Contractor shall continue the performance of this Contract to the extent not terminated under the provisions of this Article.

           11.3 Notwithstanding the other provisions of this Article, there will be no termination for default after Intentional Ignition of the Launch Vehicle for the applicable Spacecraft.

           11.4 If, after termination of this Contract (or portion thereof) under the provisions of this Article, it is determined for any reason that Contractor was not in default under the provisions of this Article, or that the default was excusable under the provision of Article 12 entitled "Excusable Delays," the rights and obligations of the Parties shall be the same as if Notice of Termination had been issued pursuant to
                        Article 14, entitled "Termination for Convenience" or pursuant to Article 12, Paragraph 12.4, as the case may be.

           11.5 Except as otherwise provided in the Contract, the rights and remedies of the Parties provided in this Article shall be in lieu of any other rights and remedies provided by law or in equity in the event Contractor or Buyer fails to meet its obligations under this Contract. Buyer shall have no other rights or remedies for late delivery of a Spacecraft, Documentation and Related Services under this Contract except for those rights and remedies expressly provided for in this Contract.

ARTICLE 12.    EXCUSABLE DELAYS

           12.1 If either Party or a subcontractor of either Party is delayed by act of God, or of the public enemy, fire, flood, earthquake, epidemic, quarantine restriction, strike, walkout, freight embargo, or any other event which is beyond their control or does not arise from the acts or omissions of either Party or its respective subcontractors, said delay shall constitute an excusable delay ("Force Majeure Events"). In the event of an excusable delay, there shall be an equitable adjustment to the time of delivery and/or performance stated in this Contract. The affected Party shall give notice in writing to the other Party within 10 working days that an excusable delay condition exists after learning of such delay. Such notification shall include the cause of the excusable delay, the expected length of the excusable delay, and alternate plans to mitigate the effect of the excusable delay.

           12.2 If the affected Party, as defined in Paragraph 12.1 above, requests or experiences, on a cumulative basis, excusable delay(s) greater than [********] the Parties shall enter into good faith negotiations to develop a mutual course of action and/or an equitable adjustment to the affected terms of this Contract.

            12.3 Notwithstanding the foregoing, if the Launch Date for a particular Spacecraft defined in Paragraph 7.1 herein is delayed due to a Force Majeure event affecting Buyer's ability to furnish any item to be supplied by it under
                        Article 8 hereof, Buyer shall reimburse Contractor for all reasonable expenses incurred as a result, including without limitation expenses for: support personnel standby; extra travel expenses; and transport termination or rescheduling fees.

            12.4 Notwithstanding anything herein to the contrary, in the event that a Force

[***] Filed separately with the Commission pursuant to a request for confidential treatment.

                        Majeure Event occurs and continues to delay or prevent performance by Contractor of its obligations as to either or both Spacecraft for a period of twelve (12) months or longer from the initial occurrence of such Force Majeure Event, then Buyer shall have the right to terminate this Contract with respect to the affected Spacecraft upon thirty (30) days written notice. In the event of a termination under this Paragraph 12.4, Buyer shall be entitled to a refund of all payments made to Contractor with respect to the affected Spacecraft, and Contractor shall retain title to all Deliverables produced by Contractor under this Contract with respect to the affected Spacecraft.

ARTICLE 13.   AMENDMENTS

           The terms and provisions of this Contract shall not be amended or modified without specific written provision to that effect, signed by the Authorized Representative(s) of both Parties. These Authorized Representative(s) are identified in Article 27, "Notices and Authorized Representative(s)." No oral statement of any person shall in any manner or degree modify or otherwise affect the terms and provisions of this Contract.

ARTICLE 14.   TERMINATION FOR CONVENIENCE

           14.1 Buyer may terminate all or any portion of the work to be performed pursuant to this Contract with respect to one or both of the Spacecraft upon five (5) days written notice to Contractor. Buyer shall pay Contractor, in the event of such termination, termination liability equaling all Costs (as defined in Paragraph 14.6 below) expended by Contractor for all work done up to the date of termination, settlements with subcontractors for work performed prior to termination, and Contractor's reasonable costs related to termination which would not otherwise have been incurred plus a [***] profit for the applicable termination costs and charges, but in no event more than the maximum termination liability that is set forth in Exhibit F hereto, as of date of termination, less amounts previously paid by Buyer to Contractor pursuant to the Payment Article. Buyer shall pay the unpaid balance of such termination liability within thirty (30) days of Buyer's receipt of certification of Contractor's costs. In the event that Buyer has paid to Contractor any amount in excess of such termination liability, then Contractor shall refund such excess amount to Buyer within thirty (30) days of certification of costs. In no event shall the termination liability exceed either the Contract price defined in Article 5 herein or the amount specified in Exhibit F.

           14.2 In the event of termination by Buyer hereunder, and upon payment in full of all amount due (if any) under 14.1 above, all tangible work in process inventories generated under this Contract, with respect to the terminated work, shall become the property of Buyer. Buyer shall direct disposition of such property within sixty (60) days from date of termination (which disposition may include requesting Contractor to undertake mitigation efforts in accordance with Paragraph 14.5 below) or such other date as agreed to by the Parties. Final acceptance and transfer of title for all tangible work in process inventories to be delivered to the Buyer in the event of termination

[***] Filed separately with the Commission pursuant to a request for confidential treatment.

                     shall be the subject of separate negotiations between Buyer and Contractor and shall be subject to applicable U.S. Government Export Regulations. The expense of disposition shall be borne by Buyer.

           14.3 In the event of partial termination with respect to a Spacecraft, the Contract Price for such Spacecraft shall be adjusted accordingly.

           14.4 Notwithstanding any other provision in this Contract, in the event that Buyer terminates PAS 1R for convenience, the Contract Price of PAS 9 shall be adjusted in accordance with the following schedule of maximum increases, with any such increase to be paid in proportion to the remaining payments in the PAS 9 Payment Plan in Table 6.2.2:

                                          [**********]
                                    [************************]

                              [********]                  [********]
                              [********]                  [********]
                              [********]                  [********]
                              [********]                  [********]
                              [********]                  [********]
                              [********]                  [********]
                              [********]                  [********]
                              [********]                  [********]

                     The parties agree that: (i) the amounts in Table 14.4.1 are the maximum price increase in the event of a termination at the beginning of each such three month period; (ii) the actual increase in the PAS 9 Contract Price will be the sum of (a) those non-recurring costs mutually beneficial to both PAS 1R and PAS 9, allocated to the PAS 1R Contract Price for convenience purposes

[***] Filed separately with the Commission pursuant to a request for confidential treatment.

                     only, and not already completed by Contractor or otherwise paid by Buyer (whether through the payment plan or termination liability payments), plus (b) recurring costs related to managerial labor common to both the PAS 1R and PAS 9 programs; and (iii) the actual amount of such costs will decrease over the course of each three-month period. Buyer may request to have an independent audit performed of such costs. Such audit shall be at the expense of Buyer unless such audit shows Contractor to have overstated its costs, in which event Contractor shall bear the audit expense and the increase to the PAS 9 Contract Price will be adjusted accordingly.

           14.5 At Buyer's request, Contractor shall use reasonable best efforts to identify an alternate use (i.e. sale to third Parties and/or internal utilization) for any Hardware affected by a termination under this Article 14, the Contractor shall submit a proposal to Buyer, which, at a minimum, defines (i) the applicable Hardware, (ii) the intended use of the Hardware, (iii) the original acquisition cost/value of the applicable Hardware, as available, and (iv) the sale/transfer payment(s) to be received by Buyer. Contractor shall use its reasonable best efforts to obtain fair market value for the applicable Hardware. Buyer, at its sole option, may accept or reject the proposal submitted by Contractor. In the event that Buyer accepts the proposal submitted by Contractor, payment by Contractor to Buyer of the agreed upon payment value shall occur within thirty (30) days of the sale/transfer of the applicable Hardware, or such other payment period as mutually accepted between the Parties. If the Contractor's proposal is rejected by Buyer or if Contractor is unable to find any alternative use within two (2) years of being requested to do so, then Title to the applicable Hardware shall be vested as stated in Paragraph 14.2 above.

           14.6 As used in this Article 14, Contractor's "Costs" shall mean costs actually incurred by Contractor in performing its obligations hereunder (including

                     G&A costs not to exceed [*******] of such costs) all such costs to be determined in accordance with Contractor's normal accounting practices. Contractor shall provide to Buyer an invoice certified by a financial officer of the company stating Contractor claim for costs properly includes only the costs specified in this paragraph. In the event Buyer desires independent verification of claim, Buyer may request to have independent certified public accountants (CPA) audit costs incurred by Contractor and report to the Parties. Such audit shall be at Buyer's expense unless such audit shows Contractor's costs to have been overstated (in which event Contractor shall bear the audit expense). Such audit shall constitute a final determination of actual costs notwithstanding the provision of Article 33; provided that, if the costs determined by such report exceed the amount of Contractor's termination claim, Buyer shall only be obliged to pay the amount of Contractor's termination claim.

           14.7 Contractor shall use its reasonable best efforts to include in its subcontracts for work hereunder on terms that will enable Contractor to terminate such subcontracts in a manner consistent with this Article 14.

[***] Filed separately with the Commission pursuant to a request for confidential treatment.

ARTICLE 15.     TITLE AND RISK OF LOSS

           15.1 Title and risk of loss or damage in respect of all items to be delivered under this Contract shall pass from Contractor to Buyer as follows:


                     15.1.1 Risk of loss of the Spacecraft and title shall pass from Contractor to Buyer upon the earliest of: (i) the completion of In-orbit Testing in accordance with Exhibit A, (ii) fifty (50) days after Intentional Ignition (as defined in Article 15, Paragraph 15.2 of this contract) or (iii) immediately before a Partial Failure, Total Failure or Total Constructive Failure (as each such term is defined in the applicable Hughes Communications Galaxy Launch Insurance Contract or successor contract) which occurs at or after Intentional Ignition.

                     15.1.2 In respect to a Spacecraft which Buyer directs
                            Contractor to store, title and risk of loss shall remain with the Contractor until Final Acceptance as specified in Article 9.4 herein.

                     15.1.3 Notwithstanding Paragraph 15.1.2 above, upon removal of the Spacecraft from storage, the Contractor shall not assume risk of loss relative to a Battery which Buyer directs Contractor to replace after the five-year storage period which disqualifies the battery for a 15-year mission. In that event,
                            Article 30 herein entitled "Effects of Storage on Batteries," shall apply.

                     15.1.4 "Risk of Loss" for purposes of this Article 15 is
                            limited to the responsibility and liability for a Partial Failure, Total Failure or Total Constructive Failure (as each such term is as defined in the applicable Hughes Communications Galaxy

                            Launch Insurance Contract or successor contract). Responsibility and liability for the Spacecraft prior to intentional ignition is with the Contractor.

           15.2 In the event of damage to or destruction of Hardware when Contractor shall have risk of loss, Contractor shall repair or replace (at Contractor's option) said Hardware. The Buyer shall participate in the decision to repair or replace said Hardware and the provisions of Article 16 shall apply.

           15.3      Insurance  Provided By Contractor.  The  Contractor shall,
                     ---------------------------------
                     at its own expense, provide and maintain the following insurance:

                     15.3.1 "All Risk" Insurance
                            --------------------

                            (i) The Policy for "All Risks" insurance shall insure the Contractor and name Buyer as additional insured and Loss Payee as their interest may appear.

                            (ii) The insurance shall cover the Spacecraft while in or about the Contractor's and subcontractors' plants, while at other premises which may be used or operated by the Contractor for construction or storage purposes, while in transit, or while at the Designated Launch Site until Intentional Ignition, or while Spacecraft is stored by the Contractor at Buyer's direction until Final Acceptance as specified in Article 9.4.

                            (iii) Such insurance shall be sufficient to cover the full replacement value or selling price of the Spacecraft and may be issued with deductibles, for which losses shall be borne by the Contractor.

                            (iv) This "All Risk" insurance shall be in force from the time of the Effective Date of this Contract and shall continue in effect until

                            Contractor's liabilities have expired at intentional ignition.

                     15.3.2 Third Party Liability Insurance
                            -------------------------------

                            (i) The Policy(s) for Third Party Liability insurance shall be written on forms the Buyer may review and shall include Buyer as additional insured.

                            (ii) This Third Party Liability insurance shall be in force from the time of the Effective Date of this Contract and shall continue in effect until Contractor's liabilities have expired at intentional ignition.

                            (iii) The Policy(s) may be issued with deductibles, for which losses shall be borne by the Contractor.

           15.4      General Insurance Requirements
                     ------------------------------

                            (i) The Contractor shall, upon request, provide to the Buyer certificates of the Insurance Policy(s) issued by an agent of the Contractor's Insurer(s) for coverage which the Contractor is required to provide pursuant to the provisions of these Articles.

                            (ii) All Policies of insurance to be provided and maintained pursuant to these Articles shall require the insurer(s) or its authorized agent(s) to give each insured not less than thirty (30) days prior written notice in the event of cancellation or any proposed material change in such policies, except for ten (10) days prior written notice in the event of cancellation due to non-payment of premium.

                            (iii) The Contractor may also acquire and maintain, at its own expense, other insurance for amounts and perils, and upon such terms, conditions and deductibles as it may deem advisable or necessary to cover any loss or damage to persons or property that may occur as a result of the performance of this Contract.

ARTICLE 16.    SPACECRAFT WARRANTY

           16.1 Contractor warrants that a Spacecraft, upon successful completion of Spacecraft in plant Tests pursuant to Article 9 herein, shall be free from any defects in material or workmanship and shall conform to the applicable specifications and drawings, as evidenced by the acceptance criteria in Exhibits A-D herein.

           16.2 This warranty shall start from the date of Preliminary Acceptance of a Spacecraft as stated in Article 9 herein, entitled "Inspection and Acceptance," and continue for a period of [*****], or until the Intentional Ignition (defined herein as the "Intentional Ignition of any rocket motor on the first stage of the launch vehicle") of the applicable launch vehicle, whichever is earlier. [*********************************************************
                     ********************************] ("Warranty Time Period").
                     Contractor shall not be liable in Contract or in Tort for any incidental, special, contingent, or consequential damages.

           16.3 Buyer shall have the right at any time during the Warranty Time Period to reject any goods not conforming to this warranty and require that Contractor, at its expense, correct or replace (at Contractor's option) such goods with conforming goods. If any time during the Warranty Time Period Contractor fails to correct or replace such defective goods and fails to initiate reasonable efforts to correct or replace such defective goods within a reasonable period after written notification and authorization from Buyer, Buyer may then, by contract or otherwise, correct or replace such defective goods and equitably adjust the price.

           16.4 Except as otherwise expressly agreed upon in this Contract, Contractor shall have no liability, or responsibility in Contract or in Tort with respect to a Spacecraft after Intentional Ignition (as defined in Paragraph 16.2) of the launch vehicle.

[***] Filed separately with the Commission pursuant to a request for confidential treatment.

           16.5 THE ABOVE WARRANTY IS IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING FITNESS FOR PARTICULAR PURPOSE OR MERCHANTABILITY AND THE REMEDY PROVIDED HEREIN IS THE SOLE REMEDY FOR FAILURE BY CONTRACTOR TO FURNISH A SPACECRAFT THAT IS FREE FROM MATERIAL DEFECTS IN MATERIAL OR WORKMANSHIP AS SET FORTH IN PARAGRAPH 16.1 ABOVE. ALL OTHER WARRANTIES OR CONDITIONS IMPLIED BY ANY OTHER STATUTORY ENACTMENT OR RULE OF LAW WHATSOEVER ARE EXPRESSLY EXCLUDED AND DISCLAIMED. CONTRACTOR AND ITS SUBCONTRACTORS SHALL HAVE NO LIABILITY IN CONTRACT OR IN TORT (INCLUDING NEGLIGENCE) OR IN ANY OTHER MANNER WHATSOEVER FOR A SPACECRAFT AFTER INTENTIONAL IGNITION OTHER THAN AS EXPRESSLY PROVIDED IN THIS CONTRACT.

           16.6 Any limitations on warranties, liability or requests for indemnification from liability for the malfunction of delivered items which are imposed upon the Contractor by its various equipment suppliers shall be passed on directly to Buyer provided, however, nothing therein shall decrease or invalidate the rights of the Buyer during, or the length of, the Warranty Time Period as stated in this Article.

ARTICLE 17.    INDEMNIFICATION

           17.1 Each Party shall indemnify and hold the other and/or all its officers, agents, servants, subsidiaries, affiliates, parent companies and employees, or any of them, harmless from any liability or expense in connection herewith on account of damage to property (excepting other Spacecraft in flight) and injuries, including death, to all persons including but not limited to employees of the Parties, and their subcontractors, and of all other persons performing any part of the work hereunder, arising from any occurrence caused by an negligent act or omission of the indemnifying Party or its subcontractors, or any of them in connection with the work to be performed by such Party under this Contract. The indemnifying Party shall have the right, but not the obligation, to participate in any legal or other proceedings concerning claims for which it is indemnifying under this Article 17 and to direct the defense of such claims. However, with respect to such legal or other proceedings, the indemnifying Party shall pay all expenses (including attorneys fees incurred by the indemnified Party in connection with such legal or other proceedings) and satisfy all judgments, costs or other awards which may be incurred by or rendered against the indemnified Party. The indemnifying Party shall not settle any such claim, legal or other proceeding without first giving thirty (30) days prior written notice of the Terms and Conditions of such settlement and obtaining the consent of the indemnified Party, which consent shall not be unreasonably withheld or delayed.

           17.2 Notwithstanding the foregoing, neither the Contractor nor its subcontractors shall have any liability in Contract or in Tort, for damages to or caused by a Spacecraft after Intentional Ignition (as defined in Paragraph 16.2), and Buyer shall obtain waivers of subrogation rights from Buyer's insurers against Contractor, and affiliates and subcontractors of Contractor.

ARTICLE 18.     SPACECRAFT NOT LAUNCHED WITHIN SIX MONTHS AFTER ACCEPTANCE

           18.1 If a Spacecraft is not launched within six (6) months after its Preliminary Acceptance per Article 9, entitled "Inspection and Acceptance," and is subsequently ordered to be launched within [********] following its Preliminary Acceptance, it is agreed that such Spacecraft shall be returned at Contractor's option at Contractor's expense, to Contractor's facility for inspection and refurbishment. Any inspection and refurbishment undertaken by Contractor to meet the requirements of Article 16 entitled, "Spacecraft Warranty," shall be at Contractor's expense, including Spacecraft transit insurance.

           18.2 If a Spacecraft is not launched within six (6) months after its Preliminary Acceptance and is subsequently ordered to be launched later than [********] following its Preliminary Acceptance, it is agreed that such Spacecraft shall be returned, at Buyer's expense, to Contractor's facility for inspection and refurbishment. An equitable adjustment to Contract price for such inspection and refurbishment, to include a [***] profit component shall be negotiated by the Parties unless the fact that the launch is scheduled for later than [********] is due to Contractor's negligent acts or omissions.

           18.3 If a Spacecraft is returned to Contractor's facility for inspection and refurbishment per the terms of Paragraph
                     18.2 above, all charges to return such Spacecraft to the Launch Site shall be borne by Buyer.

           18.4 If a Spacecraft has not been launched within [********] after its preliminary Acceptance, neither Party shall be further obligated to the other with respect to such Spacecraft. Disposition of such Spacecraft shall be at the option of Buyer with costs of such disposition to be borne by Buyer.

[***] Filed separately with the Commission pursuant to a request for confidential treatment.

ARTICLE 19.      PATENT/COPYRIGHT INDEMNITY

           19.1 Contractor shall indemnify and hold Buyer harmless against any liability or expense as a result of claims, actions, or proceedings against Buyer alleging the infringement of any trademarks, United States Copyright or mask work, United States Letters Patent, any other intellectual property rights, by any article fabricated by Contractor and delivered to Buyer pursuant to this Contract as set forth below.

           19.2 Contractor agrees to defend at its own expense any claim, action, proceeding or request for royalty payments or any claim for equitable relief or damages against Buyer, its officers, employees, agents, or subsidiaries based on an allegation that the manufacture of any item under this Contract or the use, lease, or sale thereof infringes any United States Letters Patent trademark, United States Copyright or mask work or any other intellectual property right, and to pay any royalties and other costs related to the settlement of such claim, action, proceeding or request and to pay the costs and damages, including reasonable attorney's fees finally awarded as the result of any claim, action or proceeding based on such request, provided that Contractor is given prompt written notice of such request or claim by Buyer and given authority and such assistance and information as is available to Buyer for resisting such request or for the defense of such claim, action or proceeding. Any such assistance or information which is furnished by Buyer at the written request of Contractor is to be at Contractor's expense.

           19.3 In the event that, as a result of any such claim, action, proceeding or request: a) prior to delivery, the manufacture of any item is enjoined; or b) after delivery, the use, lease or sale thereof is enjoined, Contractor agrees to utilize its best effort to either: (1) negotiate a license or other agreement with plaintiff so that such item is no longer infringing; or (2) modify such item suitably or substitute a suitable item therefore, which modified or substituted item is not subject to such injunction, and to extend the provisions of this Article thereto. In the event that neither of the foregoing alternatives is suitably accomplished by Contractor, Contractor shall be liable to Buyer for Buyer's additional costs and damages arising as a result of such injunction; provided however, that in no event shall Contractor's entire liability under this Article exceed [***************] for each Spacecraft. The existence of one or more claims, actions, proceedings or lawsuits shall not extend such amount.

           19.4 The foregoing indemnity shall not apply to any infringement resulting from a modification or addition, by other than Contractor, to an item after delivery.

           19.5 If the infringement results from the compliance by Contractor with the Buyer's directed designs, specifications or instructions, the Buyer will defend or settle, at its expense, any such suit against the Contractor.

           19.6 The foregoing constitutes the Parties' entire obligation with respect to claims for infringement.

[***] Filed separately with the Commission pursuant to a request for confidential treatment.

ARTICLE 20.      RIGHTS IN INVENTIONS

           20.1 As used in this Contract, "Program Invention" shall mean any invention, discovery or improvement conceived of and first reduced to practice in the performance of Work under this Contract. Information relating to Inventions shall be treated as proprietary information in accordance with the provisions of this Contract. Rights to inventions conceived solely by Contractor or its employees shall vest completely with Contractor.

           20.2 Contractor shall be the owner of all Program Inventions invented solely by Contractor. Contractor grants Buyer a royalty-free, nonexclusive license in Program Inventions to use Program Inventions solely for the purposes of maintenance and operation of a Spacecraft and delivered Equipment. Contractor agrees that it will not revoke such license if Buyer is in compliance with the terms of the license.

                     20.3.1 In the case of joint Inventions, that is, inventions conceived jointly by one or more employees of both Parties hereto, each Party shall have an equal, undivided one-half interest in and to such joint Inventions, as well as in and to patent applications and patents thereon in all countries.

                     20.3.2 In the case of such joint Inventions, Contractor
                            shall have the first right of election to file patent applications in any country, and Buyer shall have a second right of election. Each Party in turn shall make its election at the earliest practicable time, and shall notify the other Party of its decision.

                     20.3.3 The expenses for preparing, filing and securing each joint Invention patent application, and for issuance of the respective patent shall be borne by the Party which prepares and files the application. The other Party shall furnish the filing Party with all documents or other assistance that may be necessary for the filing and prosecution of each application. Where such joint Invention application for patent is filed by either Party in a country which requires the payment of taxes, annuities, maintenance fees or other charges on a pending application or on an issued patent, the Party which files the application shall, prior to filing, request the other Party to indicate whether it will agree to pay one-half of such taxes, annuities, maintenance fees or other charges. If within sixty (60) days of receiving such request, the non-filing Party fails to assume in writing the obligation to pay its proportionate share of such taxes, annuities, maintenance fees or other charges, or if either Party subsequently fails to continue such payments within sixty (60) days of demand, it shall forthwith relinquish to the other Party, providing that said other Party continues such payments, its interest in such application and patent and the Invention disclosed therein, subject, however, to retention of a paid-up, non-exclusive, non-assignable license in favor of the relinquishing Party, its parent, and any subsidiary thereof to make, use, lease and sell apparatus and/or methods under said application and patent.

           20.4 Each owner of a jointly-owned patent application or patent resulting therefrom shall, provided that it shall have fulfilled its obligation, if any, to pay its share of taxes, annuities, maintenance fees and other charges on such pending application or patent, have the right to grant non-exclusive licenses thereunder and to retain any consideration that it may receive therefor without obligation to account therefor to the other Party. In connection therewith, each of the Parties hereby consents to the granting of such non-exclusive licenses by the other Party and also agrees not to assert any claim with respect to the licensed application or patent against any licensee of the other Party thereunder during the term of any such license.

           20.5 No sale or lease hereunder shall convey any license by implication, estoppel or otherwise, under any proprietary or patent rights of Contractor, to practice any process with such product or part, or, for the combination of such product or part with any other product or part.

ARTICLE 21.     INTELLECTUAL PROPERTY RIGHTS

           Except as provided in Article 20, neither Party shall acquire any rights with respect to any patent, trademark, trade secret, or any other intellectual property developed or used by the other Party in the performance of this Contract.

ARTICLE 22.     FURNISHED DATA AND INFORMATION, DISCLOSURE AND USE

           Proprietary Information shall mean any data and information received by one Party from the other Party, which is identified as proprietary in accordance with either of the following methods: (i) if in writing, it shall be marked by the disclosing Party with an appropriate proprietary legend, or (ii) if disclosed orally, it shall be presented by the disclosing Party as Proprietary at the time of disclosure and shall be confirmed by the disclosing Party as Proprietary Information in writing within fifteen (15) days of its initial oral disclosure.

           22.1 The receiving Party agrees to protect such data and information with the same degree of care which the receiving Party uses to protect its own confidential data and information;

           22.2 The receiving Party shall not disclose or have disclosed to third Parties, in any manner or form, or otherwise publish such data and information so long as it remains proprietary without the explicit authorization of the other Party or except as otherwise permitted in this Article 22;

           22.3 The receiving Party agrees that it shall use such data and information solely in connection with the performance of Work under this Contract, unless otherwise explicitly authorized by or on behalf of the other Party with the designation of specific data and information and use;

           22.4 The foregoing obligations with regard to such data and information shall exist unless and until such time as:


                     22.4.1 Such data and information are to the receiving Party or otherwise publicly available prior to its receipt by the receiving Party without the default of the receiving Party; or

                     22.4.2 Such data and information have been lawfully
                            disclosed to the receiving Party by a Third Party which has the right to disclose such data; or

                     22.4.3 Such data and information are shown by written
                            record to have been independently developed by the receiving Party; or

                     22.4.4 Such data and information are otherwise available in the public domain without breach of this Contract by the receiving Party; or

                     22.4.5 Such data and information are disclosed by or with
                            the permission of the disclosing Party to a Third Party without restriction; or

                     22.4.6 Such data and information that a Party may be
                            required by law or government regulation or order to disclose.

                     22.4.7 Such data and information are released for
                            disclosure in writing by or with the permission of the disclosing Party.

           22.5 Providing Buyer shall obtain from the recipient a nondisclosure agreement at least as restrictive as this
                     Article 22, Buyer may disclose any proprietary information on a need to know basis to its customer(s), contractors, insurers, agents, counsel and actual or prospective lenders, investors, or successors in interest.

           22.6 Any copyrighted material belonging to a Party to this Contract may be copied by the other Party as necessary to enable the receiving Party to perform its obligations under this Contract, provided always that the copyright legend is retained on the material.

ARTICLE 23.    PUBLIC RELEASE OF INFORMATION

           Neither Party shall issue news releases, articles, brochures, advertisements, prepared speeches, and other information releases concerning the work performed or to be performed under this Contract by Contractor or its subcontractors, or any employee or consultant of either, which contains new information not previously disclosed as permitted under the Contract, without first obtaining the prior written approval of the other Party concerning the content and timing of such release which approval shall not be unreasonably withheld. The initiating Party shall provide such releases to the other Party for review within a reasonable time prior to the desired release date and the other Party shall be required to respond within said time period.

ARTICLE 24.    TAXES

           24.1 The price which shall be paid by Buyer for Spacecraft, Documentation and Related Services [***************] any U.S. (federal, state or local) sales or use taxes, or fees or other U.S. taxes against real or personal property, however designated, which may be levied or assessed against Contractor. Buyer shall be responsible for the payment of all personal property taxes, if any, with regard to goods which are levied upon subsequent to the date of delivery to Buyer. Buyer shall be responsible for any inventory taxes, state taxes or any other taxes that are assessed to Contractor as a result of storage of a Spacecraft in accordance with Article 32. If Sea Launch, L. P. is the Launch Vehicle Provider for any such launch, Contractor shall be relieved of responsibility for any taxes and/or port fees associated with the Sea Launch Zenit Vehicle except as provided by Article 4, Paragraph 4.3.1.2 of the Contract.

           24.2 In the event Contractor in the performance of this Contract is required to pay non-U.S. customs, import duties, value-added or sales taxes, commercial card fees, port fees, harbor maintenance tax, other charges, or taxes, or fees, (collectively, "Assessments") however designated (except for (i) any Assessment based on Contractor's income and (ii) any Assessment incurred as a result of or associated with Contractor's manufacture of a Spacecraft), then Buyer will reimburse Contractor for such Assessments within thirty (30) days of written notification by Contractor of payment; provided, however that, Contractor shall used its reasonable best efforts to obtain waivers, exemptions and/or relief from such Assessments when practicable, and Buyer shall not be required to pay any Assessment to the extent any such waiver, exemption or relief is pending or has been obtained. Notification shall then be supported by an invoice and attachment(s) evidencing such payment having been made by Contractor.

[***] Filed separately with the Commission pursuant to a request for confidential treatment.

ARTICLE 25.    GOVERNING LAW

           This Contract shall be deemed made in the State of California and shall be construed in accordance with the laws of the State of California.

ARTICLE 26.    TITLES

           Titles given to the Articles herein are inserted only for convenience and are in no way to be construed as part of this Contract or as a limitation of the scope of the particular article to which the title refers.

ARTICLE 27.    NOTICES AND AUTHORIZED REPRESENTATIVES

           Any notice or request required or desired to be given or made hereunder shall be in writing and shall be effective if delivered in person or sent by mail or by facsimile as indicated below:

           1.   PanAmSat Corporation
                One Pickwick Plaza
                Greenwich, Connecticut 06830

                Attention:      Robert Bednarek, Vice President and
                                           Chief Technology Officer

                         cc:    Stephen G. Salem, Senior Counsel
                         and
                         cc:    Paul McLellan

                                Brian Sing
                                PanAmSat Corporation
                                1500 Hughes Way
                                Long Beach, CA 90810

          Authorized Representative(s):   Frederick Landman
                                          President and Chief Executive Officer

           2.  Hughes Space and Communications Company
               Post Office Box 92919, Airport Station
               Bldg. S41, M/S A374
               Los Angeles, California  90009

                 Attention:   Samuel C. Tricoli, Contracts Manager
                        cc:   Arthur W. Ackerman, Jr., Program Manager
                              Dr. William L. Ballhaus, Assistant Program Manager

               Authorized Representative(s):    Michael Houterman
                                                Vice President

or in each case as a Party may direct by notice to the other Party in accordance with this Article 27.

ARTICLE 28.    INTEGRATION

           This document, with Exhibits, constitutes the entire understanding between the Parties with respect to the subject matter of this Contract and supersedes all previous oral and/or written negotiations, commitments, and understandings of the Parties, including without limitation the versions of the Galaxy XIII/XIV Contract dated May 9, 1997 and May 15, 1997.

ARTICLE 29.    CHANGES

           Subject to Paragraphs 4.2.1, 5.3, 8.6 and 8.7:

           29.1 Any changes requested by Contractor during the performance of this Contract, within the general scope of this Contract, which will add or delete work, stop work, affect the design of a Spacecraft, change the method of shipment or packing, or the place or time of delivery, or will affect any other requirement of this Contract, shall be submitted in writing ("Change Proposal") to Buyer sixty
                     (60) days prior to the proposed effective date of the change. If such Contractor requested change causes an increase or decrease in the total price or other terms of this Contract, Contractor shall submit a proposal to Buyer detailing the impact of such change.

           29.2 Buyer shall notify Contractor in writing within thirty (30) days after receipt of the requested change and price adjustment (downward or upward), if any, whether or not it agrees with and accepts such Change Proposal. If Buyer agrees with and accepts the Contractor requested Change Proposal, Contractor shall proceed with the performance of the Contract as changed or in the case of a stop work order, suspend the performance of this Contract, and an amendment to the Contract reflecting the Change Proposal shall be incorporated into the Contract. If Buyer does not agree with the Contractor requested Change Proposal, the Parties shall attempt to reach agreement on such Change Proposal. If the Parties are unable to agree on the requested change and price adjustment, then the Parties shall proceed with the performance of this Contract, as unchanged. In the event the Parties are able to reach agreement on the change, but not on the price adjustment component, then the Parties shall elevate such dispute to the Senior Executives of the respective companies for resolution. If resolution can not be achieved within a reasonable period of time under the circumstances, Buyer may make a qualified acceptance of the Change Proposal, accepting all matters other than price adjustment, and the issue of price adjustment shall be submitted for resolution by arbitration in accordance with the provisions of Paragraph 33.2 hereof. Pending such resolution of the price issue, the Parties shall perform their obligations under the Contract, or in the case of a Stop work order, suspend their obligations, as if the Change Proposal had been accepted; provided, however, that Buyer shall pay any disputed amount of the price adjustment into an escrow account in accordance with Paragraph 29.4 hereof on the date such amount would have been due and payable had the Change Proposal been accepted, or if the Change Proposal could result in a downward adjustment in the Contract Price in excess of the amount remaining to be paid by the Buyer, Contractor shall deposit the disputed amount of such excess into an escrow account in accordance with Paragraph 29.4 hereof.

           29.3 Buyer may submit to Contractor in writing (a "Change Order Request") detailing any changes requested by Buyer during the performance of this Contract, within the general scope of the Contract, which will add or delete work, stop work , affect the design of a Spacecraft, change the method of shipment or packing, or the place or time of delivery, or will affect any other requirement of this Contract. Contractor shall respond to such Change Order Request in writing to Buyer within thirty (30) days after such request. If Contractor determines that the change requested by Buyer is feasible and can be made at no additional cost and with no associated delays, then Contractor shall so notify, Buyer and Contractor shall commence implementing such change. If the Contractor determines otherwise, then, Contractor shall submit to Buyer, a proposal detailing the impact of such change and the price adjustment (downward or upward), if any, (the "Change Order Offer"). Buyer shall notify Contractor in writing, within thirty (30) days after receipt of Contractor's Change Order Offer, whether or not it agrees with and accepts Contractor's Change Order Offer. If Buyer agrees with and accepts Contractor's Change Order Offer, Contractor shall immediately proceed with the performance of the Contract as changed, or in the case of a stop work order, suspend the performance of this Contract, and an amendment to the Contract reflecting such change shall be incorporated into the Contract. If Buyer does not agree with the Contractor's Change Order Offer, the Parties shall attempt to reach agreement on such Change Order Offer. In the event the Parties are able to reach agreement on the change, but not on the price adjustment component, then the Parties shall elevate such dispute to the Senior Executives of the respective companies for resolution. If resolution can not be achieved within a reasonable period of time under the circumstances, Buyer may make a qualified acceptance of the Change Order Offer, accepting all matters other than price, and the issue of price shall be submitted for resolution by arbitration in accordance with the provisions of Paragraph 33.2 hereof. Pending such resolution of the price issue, the Parties shall perform their obligations under the Contract, or in the case of a Stop work order, suspend their obligations, as if the Change Order Offer had been accepted; provided however, that the Buyer shall pay any disputed amount of the price adjustment into an escrow account in accordance with Paragraph 29.4 hereof on the date such amount would have been due and payable had the Change Order Offer been accepted, or if the Change Order Request could result in a downward adjustment in the Contract Price in excess of the amount remaining to be paid by Buyer, Contractor shall deposit the disputed amount of such excess into an escrow account in accordance with Paragraph 29.4 hereof. The dispute shall then be resolved by arbitration under the provisions of Article 33, entitled "Disputes."

           29.4      Escrow Provisions - Disputed Amounts

                     Disputed amounts with respect to any change under this
                     Article 29 shall be paid into an interest bearing escrow account to be established at Bank of America, Concord, California. Upon settlement of the dispute as to such payment and alleged breach in accordance with Article 33, the Party entitled to the amount or part thereof in escrow, shall receive such amount together with all accrued interest thereon and the other Party shall pay all costs and fees associated with the escrow of said amount. The placement of disputed amounts into an escrow account shall not relieve either Party of its remaining obligations under this contract.

           29.5      Determination of Price Adjustment  of Change

                     The Parties agree that the change order price adjustment (downward or upward) for any change shall be equal to the sum of (i) the "Change Order Cost" plus (ii) the "Change Order Profit Component". The "Change Order Cost" shall mean those additional or reduced recurring and non-recurring costs to Contractor to implement such change ( or which are not required to be implemented), as determined in accordance with Contractor's normal accounting practices, including those general and administrative costs ("G&A Costs") of such change, as determined in accordance with Contractor's normal accounting practices, [*********************] of Contractor's costs for such change. The "Change Order Profit Component" shall be equal to [***********] of the Change Order Cost. The Total Change Order Cost shall be payable in accordance with the payment plan agreed by the Parties or, if applicable, by the Arbitrator. Unless otherwise agreed by the Parties, the Change Order Profit Component shall be payable in equal monthly installments at the same time as the monthly installments of Incentives Obligations; provided, however, that payment of the Change Order Profit Component shall not be conditioned upon performance of the Spacecraft or any component thereof.

           29.6 If Contractor makes any improvements to the generic HS-702 Spacecraft design, then Contractor shall provide reports to Buyer concerning such improvements. Buyer may request that any improvement to the HS-702 Spacecraft design reported to Buyer be incorporated into the Spacecraft, and such improvements shall be considered a Change and shall be dealt with in

[***] Filed separately with the Commission pursuant to a request for confidential treatment.

                     accordance with the Change Order process in this Article
                     29. The foregoing shall not apply to any changes to the generic HS-702 Spacecraft design, to correct or mitigate the impact of anomalies with respect to such design, made by Contractor on its own accord or as necessary in Contractor's reasonable engineering judgment, which changes shall not relieve Contractor of its obligations to meet the technical specifications for the Spacecraft, as set forth in Exhibit B, hereto. Contractor shall notify Buyer on a periodic basis or as requested by Buyer from time to time of any anomalies with respect to such HS-702 Spacecraft design.

           29.7 The Change Order Price shall be allocated and payable as follows: The Change Order Profit Component shall be an independent payment obligation not contingent upon performance of the Spacecraft and shall be payable at the same time as the monthly installments of the Incentives Obligations for the Spacecraft as set forth in Paragraph
                     6.3.4 and, in any case, the then-remaining Change Order Profit Component for the Spacecraft shall be paid in full with the last Incentives Obligations Payment. The Total Change Order Cost shall be payable as agreed by the Parties.

           29.8 To the extent that (i) any change agreed under this Article 29 deletes any Hardware already produced by Contractor, then the provisions of Paragraphs 14.2 and 14.5 shall apply to the disposition of such Hardware.

           29.9 The Spacecraft shall be designed to support the Launch Vehicle interface requirements issued by the Launch Vehicle provider (as to Ariane, Proton and Sea Launch launch vehicles) existing at the time of the "Delivery Site Designation Date" as defined in Paragraph 4.2.1. If there are any changes to such interface requirements thereafter, then any such change shall be deemed to be a Change Order Request by Buyer, and the Change Order process set forth in
                     Section 29.3 shall apply.

 ARTICLE 30.   EFFECTS OF STORAGE ON BATTERIES

           For Spacecraft batteries to provide the required minimum fifteen (15) years of in-orbit services per Exhibit B, it is understood that launch must occur within three (3) years from the date of activation of the first battery cell. In the event Buyer directs Contractor to store any deliverable Spacecraft and the period of such storage causes a launch later than three (3) years from the date of activation of that Spacecraft's first battery cell, and Buyer upon its election to either: (i) install replacement batteries or (ii) recondition batteries, so directs Contractor, Buyer shall pay Contractor its costs plus a [***] profit rate. In either case (i) or
           (ii), the batteries shall meet a fifteen (15) year in-orbit service requirement.

[***] Filed separately with the Commission pursuant to a request for confidential treatment.

ARTICLE 31.    INTER-PARTY WAIVER OF LIABILITY

           31.1 Prior to the time Buyer and the Contractor enter the Launch Integration Facility and/or Launch Site, they each agree that they will not make a claim against each other for an event that occurs at the Launch Integration Facility and/or Launch Site premises involving damage to, loss of, or loss of use of their property or the property of others in their possession, caused by the fault or negligence of the other Party to this Contract, or otherwise caused by any defect in any product manufactured or sold by the other Party to this Contract. Such claims are waived and each Party will bear its own losses. Buyer will include a comparable clause in each of its contracts with vendors, subcontractors or customers for services or benefits expected as a result of the launch or orbiting of a Galaxy Spacecraft. Such comparable clause shall include a requirement to flow the clause down to lower-tier contractors.

           31.2 Notwithstanding any other provisions of this Contract, prior to the time any Party, associated with the PAS 1R and/or PAS 9 launch activities at the Launch Integration Facility and/or Launch Site, shall enter the Launch Integration Facility and/or Launch Site, such Parties shall be required to sign an Inter-Party Waiver of Liability consistent with that between Buyer and the Contractor as incorporated herein under Paragraph 31.1 of this provision or other similar agreement as may be required by the launch agency. Each Party shall have the responsibility to assure that all the Parties associated with the launch of PAS 1R and/or PAS 9 Spacecraft (for which they have control or privity of Contract with hereunder) have executed said Inter-Party Waiver of Liability.

ARTICLE 32.    SPACECRAFT STORAGE

           32.1 Buyer may, at its option, order Contractor to store, in accordance with the provisions of Exhibit B PAS 1R & PAS 9 Spacecraft Specification, each deliverable Spacecraft (including separate storage of Batteries, if needed) for a period of up to two (2) years from the date of their delivery to Buyer. Buyer shall provide written notice to the Contractor not later than six (6) months prior to the scheduled delivery of said Spacecraft. Contractor's price for providing storage shall be provided to Buyer in accordance with Article 29, "Changes," (and such price shall be deemed a "Change Proposal" for purposes of Article
                     29) within 30 days after receipt of Buyer's notice to store such Spacecraft and Contractor shall provide storage facilities. If such storage facilities are unavailable, Contractor and Buyer shall hold discussions to determine a mutually agreed storage arrangement.

           32.2 Six (6) months prior to a stored Spacecraft's scheduled launch date, Buyer shall, by notice in writing, order the Contractor to remove said Spacecraft from storage and ship it to a Launch Site designated by Buyer. In the case of a Sea Launch, the cost for storage and additional transportation costs exceeding that required to transport a Spacecraft to the Port of Long Beach (Integration Facility) point specified herein, shall be borne by Buyer. These will be in addition to any charges which become the obligation of the Buyer per Article 18 herein entitled "Spacecraft Not Launched Within Six Months After Acceptance."

ARTICLE 33.    DISPUTES

           33.1      Disputes

                     33.1.1 In the event any dispute arises between the
                            Contractor and the Buyer relating to this Contract, either Party may give written notice to the other of its objections and reasons therefore. The Contractor and Buyer shall consult in an effort to reach a mutual agreement to resolve such dispute. In the event a mutual agreement cannot be reached within fifteen (15) days after receipt of this notice, the respective positions of the Parties shall be forwarded to Contractor and Buyer's respective Executive Offices for discussions and they shall attempt to reach a mutual agreement to resolve such dispute within another fifteen (15) day period.

           33.2      Arbitration of Disputes

                     33.2.1 Grounds for Arbitration and Notice Requirement. Any
                            ----------------------------------------------
                            dispute, disagreement, controversy or claim arising out of or relating to this Contract or the interpretation thereof or any arrangements relating thereto, or the validity or enforceability thereof, or contemplated therein or the breach, termination or invalidity thereof which is not settled to the mutual satisfaction of the Parties in accordance with Paragraph 33.1 above, then it shall be settled exclusively and finally by binding arbitration, after written notice by either Party. Arbitration of such disputes in accordance with this Article 33 shall be the Parties' exclusive remedy.

                     33.2.2 Administration and Rules. Arbitration proceedings in
                            ------------------------
                            connection with the Contract shall be administered by the American Arbitration Association in accordance with its then in effect

                            Commercial Arbitration Rules, together with any relevant supplemental rules including but not limited to its Supplementary Procedures for Large, Complex Disputes, as modified by the terms and conditions of the Contract. With respect to the selection of arbitrators, arbitration proceedings in connection with this Contract shall be conducted before a panel of three (3) arbitrators. Within fifteen (15) days after the commencement of arbitration, each Party shall select from a list of qualified persons one person to serve as an arbitrator on the panel, and within ten (10) days of their selection, the two arbitrators shall select a third arbitrator who is listed as an active member of the American Arbitration Association at the time that arbitration proceedings commence. If the two arbitrators selected by the respective Parties are unable or fail to agree upon the third arbitrator in the allotted time, then the third arbitrator shall be selected by the American Arbitration Association.


                     33.2.3 Place of Arbitration. The place of arbitration shall
                            --------------------
                            be in Los Angeles, California, U.S.A.

                     33.2.4 Discovery. The arbitrators shall have the discretion
                            ---------
                            to order a pre-hearing exchange of information by the Parties, including without limitation, production of requested documents, exchange of summaries of testimony of proposed witnesses, and examination by deposition of the Parties.

                     33.2.5 Award and Judgment. The arbitrators shall have no
                            -------------------
                            authority to award punitive damages, and may not, in any event, make any ruling, finding or award that does not conform to the terms and conditions of this Contract. Subject to the foregoing, the Parties agree that the judgment of the arbitrators shall be final and binding upon the Parties and that the judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof.

                     33.2.6 Confidentiality. No Party or arbitrator may disclose the existence, content, or results of any arbitration proceedings in connections with this Contract without prior written consent of all Parties to the arbitration proceeding.

                     33.2.7 Fee and Expenses. All fees and expenses of any
                            arbitration proceedings in connection with this Contract shall be borne by the losing Party. However, each Party shall bear the expense of its own counsel, experts, witnesses, and preparation and presentation of evidence.

                     33.2.8 Performance. Contractor and Buyer shall continue
                            with performance under this Contract during any disagreement, negotiation, or arbitration.

ARTICLE 34.    ASSIGNMENT

           34.1 Neither Party shall assign, or transfer this Contract or any of its rights, duties or obligations thereunder to any person or entity, in whole or part without the prior written consent of the other Party except that either Party may assign or transfer any of its rights, duties or obligations under this Contract, either in whole or in part, to its parent company, subsidiary or affiliate./1/ In addition, notwithstanding anything in this Article 34 to the contrary, the consent of Contractor shall not be required for, and Paragraph 34.2 shall not apply to any assignment by Buyer of its rights, duties and/or obligations hereunder as security for any indebtedness of Buyer or its subsidiaries or affiliates.

                     Neither Party shall unreasonably withhold consent to any assignment or transfer providing that the requesting Party can demonstrate to the other Party's satisfaction that:

                     (1) its successor or assignee possesses the financial resources to fulfill the obligations of this Contract; and

                     (2) any such assignment or transfer shall not jeopardize any data rights or competitive position, or violate laws related to export or technology transfer, or otherwise increase the other Party's risks or obligations.

                     If the requesting Party cannot so demonstrate, both Parties agree to negotiate in good faith suitable modifications and new provisions to this Contract which would mitigate the above risks and/or bring this Contract into conformance with applicable laws.

       /1/ Affiliate: An "affiliate" of, or a person "affiliated" with, a specified person, is a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the person specified.

          34.2 The Parties agree that in the event that the ownership or control of Buyer or Contractor is changed, the Parties reserve the right to negotiate in good faith suitable modifications and new provisions to this Contract which would mitigate any additional risks, financial or otherwise, which may be brought about by such change in ownership or control.

          34.3 This Contract shall be binding upon the Parties hereto and their successors and permitted assigns.

ARTICLE 35.    LIMITATION OF LIABILITY

           35.1 The Parties to this Contract expressly recognize that commercial space ventures involve substantial risks and recognize the commercial need to define, apportion and limit contractually such risks associated with this commercial space venture. The payments and other remedies expressly set forth in this Contract fully reflect the Parties' negotiations, intentions and bargained-for allocation of such risks associated with commercial space ventures.

           35.2 In no event shall the Parties be liable for any direct, indirect, incidental, special, contingent or consequential damages (including, but not limited to, lost revenues or profits), except as expressly provided for in this Contract. This Article shall survive the expiration or termination of this Contract for whatever cause.

ARTICLE 36.    OPTIONS

           36.1 Buyer may, in its sole discretion, exercise on or before 30 June 1998, the Option provisions of this Contract to request Contractor to deliver to Buyer up to two (2) additional Spacecraft, hereinafter referred to as PAS 10 and 11. Upon exercise of this Option, Buyer shall make the first payment of [***] for each Spacecraft ordered. The configuration and performance of PAS 10 and 11 shall be "Substantially Similar" to PAS 1R and PAS 9, respectively. For purposes of this Paragraph 36.1, a satellite shall be deemed "Substantially Similar" to another satellite if the total payload power and the size and number of antennae are the same; provided that the RF amplifier power, antenna coverage patterns and frequencies in the same band(s) orbital range and associated technical parameters may be different; provided, further, that any other change may be made pursuant to Article 29, entitled "Changes."

           36.2      The Contract Price for PAS 10 is [*********************]
                     The Contract Price for PAS 11 is [***********************]
                     Payment schedules for PAS 10 and PAS 11 are attached hereto as Exhibit G.


           36.3 Delivery to the Launch Site Integration Facility and/or Launch Site will be as required to meet the established Launch Schedule (consistent with the PAS 1R and PAS 9 delivery schedule span).

           36.4      The PAS 10 and 11 Option prices provide for the following:
                     ----------------------------------------------------------

                     (a) Up to two spacecraft substantially similar to PAS 1R and 9 in configuration and performance

                     (b)    Documentation

                     (c)    Program Management

                     (d) Insurance up to the Intentional Ignition of Launch Vehicle

                     (e) Launch and Mission Operations Services (Baselined with a Sea Launch Vehicle)

[***] Filed separately with the Commission pursuant to a request for onfidential treatment.

                            ("Related Services"). The price of each Optional Spacecraft includes [********] for launch and mission support services for launch on a Sea Launch launch vehicle; if Buyer designates an Ariane or Proton launch vehicle for a spacecraft, the price of such spacecraft shall be increased by no more than
                            (i) [********] in the event of an Ariane launch vehicle or (ii) [********] in the event of a Proton launch vehicle, to account for launch and mission support services.

                     (f) Storage for a Spacecraft on similar terms as PAS 1R and PAS 9

                     (g) The terms of PAS 10 and/or 11 are pursuant to the terms of this Contract

           36.5 In the event that exercise of this Option does not occur on or prior to the date stated in Paragraph 36.1, this Option shall expire unless (i) the Parties otherwise agree or (ii) this Option is superseded by a definitive Spacecraft Acquisition Contract.

[***] Filed separately with the Commission pursuant to a request for confidential treatment.

ARTICLE 37.   REPLACEMENT SPACECRAFT

           Buyer shall have the right to purchase Replacement Spacecraft for one or both of PAS 1R or PAS 9 in the event that one or both of these Spacecraft suffers a launch failure (including any total or constructive total loss that occurs prior to the placement of a Spacecraft into commercial operations). Each Replacement Spacecraft shall have the same configuration and performance of the Spacecraft being replaced. The price for each such Replacement Spacecraft, if ordered, shall be: (i) [***********************] for the PAS 1R
           Replacement Spacecraft and (ii) [***********************] for the PAS 9 Replacement Spacecraft. Such prices include all associated deliverables and services as specified in this Contract. Notwithstanding the preceding sentence, each such prices includes [*******] for launch and mission support services for launch on a Sea Launch launch vehicle; if Buyer designates an Ariane or Proton launch vehicle for a spacecraft, the price of such spacecraft shall be increased by no more than (i) [*********] in the event of an Ariane launch vehicle or (ii) [**********] in the event of a Proton launch vehicle, to account for launch and mission support services. Except as expressly specified in this Article, the terms and conditions of this Contract shall apply in context to any Replacement Spacecraft that is ordered under this Article.

           A Replacement Spacecraft may be ordered at any time through ninety
           (90) days after the launch of the applicable Spacecraft. Unless long lead items are purchased, as provided below, the Spacecraft shall be constructed and all associated deliverable provided to support a launch within eighteen (18) months of the day ordered.

           Buyer shall also have the option to require Contractor to purchase long lead items sufficient to enable Contractor to have Replacement Spacecraft, which could be configured as either PAS 1R or PAS 9 (to be specified by Buyer if and when Buyer

[***] Filed separately with the Commission pursuant to a request for confidential treatment.

           orders the Spacecraft to be completed) and shall be ready to be launched with the later of eighteen (18) months after a long lead option is exercised or twelve (12) months after the go ahead is given by Buyer to complete construction of the Spacecraft. The price for the long lead items shall be [***********************], of which [********] is attributable to the Replacement Spacecraft for PAS 1R and an additional [**********] attributable to the Replacement Spacecraft for PAS 9. The remaining portion of such Replacement Spacecraft's Contract Price shall be payable if (and only if) such Replacement Spacecraft is ordered by Buyer to be completed.

           Payment schedules for the eighteen (18) months without long lead items and long lead item and completion payment options are attached hereto as Exhibit H.

           If Buyer has purchased long lead items, within ninety (90) days of the successful launch of both PAS 1R and PAS 9, Buyer shall direct disposition of such long lead items either: (a) to build an identical Spacecraft (at the same price and schedule as a twelve-month Replacement Spacecraft); or (b) direct the disposition of such long lead items pursuant to Paragraphs 14.2 and 14.5.

[***] Filed separately with the Commission pursuant to a request for confidential treatment.

ARTICLE 38.    LIQUIDATED DAMAGES FOR LATE SHIPMENT

           38.1 In the event that the shipment of PAS IR is delayed due to the fault of Contractor (and/or Contractor's subcontractors or suppliers) and not shipped on or before the PAS IR Shipment Date identified under Article 4 (as such date may be adjusted by mutual agreement of the Parties), Contractor shall pay to Buyer liquidated damages as follows:

           38.1.1    For [**********] of delay, Contractor shall
                     [****************]

           38.1.2    For [************] of delay, Contractor shall [************
                     *************************]

           38.1.3    For [***********] of delay, Contractor shall [*************
                     ***************************]

           38.1.4 For [*************] of delay, Contractor shall [************* **************************************] and

           38.1.5 For [************] of delay, Contractor shall [***************************************************]

           38.1.6 In the event of any delay of a partial month, the amounts specified in Paragraphs [*****************************]
                     shall be pro rated on a day-for-day manner based upon the number of days in such month.

[***] Filed separately with the Commission pursuant to a request for confidential treatment.

           38.2 In the event that the shipment of PAS 9 is delayed due to the fault of Contractor (and/or Contractor's subcontractors or suppliers) and not shipped on or before the PAS 9 Shipment Date identified under Article 4 (as such date may be adjusted by mutual agreement of the Parties), Contractor shall pay to Buyer liquidated damages as follows:

                     38.2.1 For [****************************] of delay,
                            Contractor shall [****************************]

                     38.2.2 For [****************************] of delay,
                            commencing on the day after the period specified in Paragraph 38.2.1, Contractor shall
                            [*************************************************
                            ********************************]

                     38.2.3 In the event of any delay of a partial one-month
                            period, the amounts specified in Paragraph [******] shall be pro rated on a day-for-day manner based upon the number of days in such one-month period.

           38.3 In addition, in the event that Contractor does not begin [**************************************] on or before the date (the "Test Date") that is [***************] prior to the then-existing Shipment Date, Contractor shall pay to Buyer liquidated damages in the amount of [*********************************] for each day that such testing is delayed past the Test Date, up to a maximum of [************************] In the event that (i) Contractor pays to Buyer liquidated damages under this Paragraph 38.3 with respect to a Spacecraft and (ii) Contractor then completes construction and testing of such Spacecraft in accordance with this Contract and the Exhibits thereto and ships the Spacecraft on or before the applicable Shipment Date, then Buyer shall refund to Contractor the liquidated damages paid for such Spacecraft.

[***] Filed separately with the Commission pursuant to a request for confidential treatment.

           38.4 Contractor shall pay to Buyer the liquidated damages owed pursuant to Paragraphs 38.1, 38.2 and 38.3 within thirty
                     (30) days of invoice from Buyer.

           38.5 The Parties understand and agree that the liquidated damages provided under this Article 38 shall be in lieu of all other remedies of any kind except for Buyer's rights and remedies under Articles 11 and 14. The reduction in Contract Price shall constitute liquidated damages for such late shipment and shall not constitute a penalty. The Parties acknowledge and agree that such liquidated damages are believed to represent a genuine estimate of the losses that would be suffered by reason of any such delay (which losses would be difficult or impossible to calculate with certainty).

           38.6 The Parties agree that the provisions of this Article 38 shall apply separately to each Spacecraft. The maximum reduction in Contract Price under this Article 38 may equal but shall not exceed
                     [**************************************] per Spacecraft.

[***] Filed separately with the Commission pursuant to a request for confidential treatment.

ARTICLE 39.    EFFECTIVE DATE OF CONTRACT

The "Effective Date" of this Amended and Restated Contract No. 97-HCG-001 shall be 15, August 1997.

IN WITNESS WHEREOF, the Parties hereto have executed this Amended and Restated Contract No. 97-HCG-001 to become effective upon the date specified in Article 39, herein entitled, "Effective Date of Contract."

HUGHES SPACE & COMMUNICATIONS COMPANY

SIGNATURE:   G.W. Durling

NAME:   G.W. (Bill) Durling

TITLE:   CBD Ops. Mgr. For President

DATE:   9 October 1997

PANAMSAT CORPORATION

SIGNATURE:   Frederick A. Landman

NAME:   Frederick A. Landman

TITLE:   President and Chief Executive Officer

DATE:   9 October 1997

                                       99